BEAR STEARNS

New Issue Computational Materials

$1,179,000,000 (Approximate)

Mortgage Asset-Backed Pass-Through Certificates,

Series 2005-RS9

RAMP Series 2005-RS9 Trust

Issuer

Residential Asset Mortgage Products, Inc.

Depositor

Residential Funding Corporation

Master Servicer

November 16, 2005 (Revised November 22, 2005)

Expected Timing:	Pricing Date:	On or about [Tuesday, November 22], 2005
	Settlement Date:	On or about November 29, 2005
	First Payment Date:	December 27, 2005

Structure:	Group I (Fixed and ARMs):	$[696,262,573] FGIC Policy
	Group II (Fixed and ARMs):	$[503,738,341] FGIC Policy
	Rating Agencies:	Moody's and S&P

BEAR STEARNS

Statement Regarding Assumptions as to Securities, pricing estimates, and other Information

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. The Information does not include all material information about the securities or the mortgage pool. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any information herein regarding the collateral or the securities will be supplemented by information regarding the collateral and/or the securities contained in the prospectus and the prospectus supplement (Offering Documents) and any subsequent information regarding the collateral or the securities. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current and any subsequent information regarding the collateral or the securities. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals employed thereby may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision.

The information contained herein will be supplemented by the description of the collateral contained in the prospectus supplement.

RAMP Series 2005-RS9

Certificates
Class	Interest Type	Approximate Size(1)	Interest Accrual Basis	Principal Type	Expected WAL (yrs)(2) Call/Mat	Expected Principal Window (months)(2) Call/Mat	Expected Maturity Date (months)(2) Call/Mat	Final Scheduled Distribution Date	Expected Ratings (M / S)
A-I-1 (3)	Floating	$245,407,000	Act/360	SEQ	1.00 / 1.00	1-21 / 1-21	08/07 - 08/07	Nov 2025	Aaa/AAA
A-I-2 (3) (4)	Floating	$100,368,000	Act/360	SEQ	2.00 / 2.00	21-28 / 21-29	03/08 - 03/08	Nov 2028	Aaa/AAA
A-I-3 (3) (4)	Floating	$181,485,000	Act/360	SEQ	3.25 / 3.25	28-54 / 28-55	05/10 - 05/10	Jan 2033	Aaa/AAA
A-I-4(3) (4)	Floating	$156,818,000	Act/360	SEQ	6.02 /7.19	54-81 / 54-195	08/12-02/22	Nov 2035	Aaa//AAA
A-II (5)	Floating	$494,922,000	Act/360	SEQ	2.76/ 2.97	1-81 / 1-186	08/12 - 05/21	Nov 2035	Aaa/AAA
Offered Certificates		$ 1,179,000,000
SB (6)	N/A	$ 21,000,914	N/A	SUB	Not Offered Hereby				N/A
R (6)	N/A	N/A	N/A	RES	Not Offered Hereby				N/A
Total Certificates		$ 1,200,000,914

Notes:

  Class sizes subject to a 10% variance.

  Pricing Speed Assumption:

  Fixed: 20% HEP (2.0% CPR in month 1, building to 20% CPR by month 10, and remaining constant at 20% CPR thereafter).

  ARMs: For ARMs with initial fixed periods less than five years, 100% PPC (assumes that prepayments start at 2% CPR in month one, increase by approximately 28% divided by 11 each month to 30% CPR in month twelve, and remain at 30% CPR until month 22, from month 23 to month 27, 50% CPR, and from month 28 and thereafter, 35% CPR). For ARM's with initial fixed periods of five years or greater, 100% PPC (assumes that prepayments start at 2% CPR in month one, increase by approximately 28% divided by 23 each month to 30% CPR in month 24, and remain at 30% CPR until month 58, from month 59 to month 63, 50%CPR, and from month 64 and thereafter, 35% CPR).

  The pass-through rate on the Class A will be equal to the lesser of (i) one-month LIBOR plus the related margin, and (ii) the applicable Net WAC Cap Rate.

  If the 10% optional call is not exercised, the margin on the Class A-I-1, Class A-I-2, Class A-I-3, Class A-I-4 and Class A-II Certificates will double, beginning on the second Distribution Date after the first possible optional call date.

  The Class A-II Certificates are not offered hereby but will be offered pursuant to the prospectus.

  Not offered hereby.

Transaction Overview
Issuer:	RAMP Series 2005-RS9 Trust.
Certificates:

The Class A-I-1 Certificates, Class A-I-2 Certificates, Class A-I-3 Certificates and Class A-I-4 Certificates (collectively, the "Class A-I Certificates"), backed by fixed-rate and adjustable-rate mortgage loans with original principal balances that may or may not conform to Freddie Mac limitations (the "Group I Loans").

The Class A-II Certificates, backed by fixed-rate and adjustable-rate mortgage loans with original principal balances that conform to Freddie Mac limitations (the "Group II Loans").

The Class A-I Certificates and the Class A-II Certificates are collectively referred to as the "Class A Certificates."

The Class SB Certificates are not offered hereby.

The Class A Certificates will be offered via the Prospectus (the "Offered Certificates").

The Class A-II Certificates will be offered by the Prospectus but are not offered hereby.

Certificate Insurer:	Financial Guaranty Insurance Corporation ("FGIC"), which is rated "AAA" by S&P and "Aaa" by Moody's.
Lead Manager:	Bear, Stearns & Co. Inc.
Co-Lead Manager:	Credit Suisse First Boston LLC
Co-Managers:	Greenwich Capital Markets, Inc. and Residential Funding Securities Corporation.
Yield Maintenance Agreement Counterparty:	Bank of America, N.A. (the "Counterparty").
Depositor:	Residential Asset Mortgage Products, Inc. ("RAMP"), an affiliate of Residential Funding Corporation.
Trustee:	JPMorgan Chase Bank, National Association.
Master Servicer:	Residential Funding Corporation (the "Seller", "Master Servicer" or "Residential Funding"), a wholly-owned subsidiary of GMAC Mortgage Group,Inc.
Subservicer:

Primary servicing will be provided by HomeComings Financial Network, Inc. ("HomeComings") with respect to approximately 97.05% of the Mortgage Loans. HomeComings is a wholly-owned subsidiary of Residential Funding Corporation.

Cut-off Date:	November 1, 2005 after deducting payments due during the month of November 2005.
Settlement Date:	On or about November 29, 2005.

Distribution Dates:	25th of each month (or the next business day if such day is not a business day) commencing on December 27, 2005.
Form of Certificates:	Book-entry form through DTC, Clearstream and Euroclear.
Minimum Denominations:	For the Class A Certificates: $100,000 and integral multiples of $1 in excess thereof.
ERISA Considerations:

Subject to considerations described in the prospectus, the Class A Certificates are expected to be eligible for purchase by employee benefit plans or other plans or arrangements that are subject to ERISA or section 4975 of the Internal Revenue Code (collectively, "Plans"), subject to important restrictions described in the prospectus and prospectus supplement. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of such a Plan's acquisition and ownership of such Class A Certificates.

Legal Investments:	The Certificates will not constitute "mortgage-related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.
Tax Status:	One or more REMIC elections.
Mortgage Loans:

The mortgage pool will consist of fixed-rate and adjustable-rate mortgage loans secured by first liens on mortgaged properties, the "Mortgage Loans." Approximately [49.84]% of the Mortgage Loans provide for an initial interest only period of up to ten years. The statistical pool of Mortgage Loans described herein has an approximate aggregate principal balance of $[1,200,000,913.81] as of the Cut-off Date. The Group I Loans will consist of fixed-rate and adjustable-rate mortgage loans with original principal balances that may or may not conform to Freddie Mac limitations. The statistical pool of Group I Loans has an approximate aggregate principal balance of $[696,262,572.53] as of the Cut-Off Date.

The Group II Loans will consist of fixed-rate and adjustable-rate mortgage loans with original principal balances that conform to Freddie Mac limitations. The statistical pool of Group II Loans has an approximate aggregate principal balance of $[503,738,341.28] as of the Cut-Off Date.

Silent Seconds:

The mortgaged properties relating to approximately [24.34]%, [18.92]% and [22.06]% of the Group I Loans, Group II Loans and aggregate first-lien Mortgage Loans, respectively, are subject to a second-lien mortgage loan, based solely on the information made available to the Depositor. None of the related second lien mortgage loans are part of the mortgage pool. The weighted average combined original loan-to-value ratio of the Mortgage Loans, including the Silent Seconds is [87.90]%, [87.21]% and [87.61]% for the Group I Loans, Group II Loans and aggregate Mortgage Loans, respectively.

Prepayment Assumptions:

Fixed Rate - 20% HEP (2.0% CPR in month 1, building to 20% CPR by month 10, and remaining constant at 20% CPR thereafter).

For ARMs with initial fixed periods less than five years, 100% PPC (assumes that prepayments start at 2% CPR in month one, increase by approximately 28% divided by 11 each month to 30% CPR in month twelve, and remain at 30% CPR until month 22, from month 23 to month 27, 50% CPR, and from month 28 and thereafter, 35% CPR). For ARM's with initial fixed period five years or greater, 100% PPC (assumes that prepayments start at 2% CPR in month one, increase by approximately 28% divided by 23 each month to 30% CPR in month 24, and remain at 30% CPR until month 58, from month 59 to month 63, 50%CPR, and from month 64 and thereafter, 35% CPR).

Optional Call:

If the aggregate stated principal balance of the Mortgage Loans falls below 10% of the aggregate original principal balance of the Mortgage Loans (the "Optional Call Date"), the Master Servicer or its designee may terminate the trust. However, no purchase of the mortgage loans or the certificates will be permitted if it would result in a draw on the certificate guaranty insurance policy, and no purchase of the mortgage loans or the certificates will be permitted if the certificate insurer can show a reasonable probability that it would result in a draw on the certificate guaranty insurance policy unless, in either case, the certificate insurer consents to the termination. The exercise of the optional call may be subject to limitations as described in the prospectus supplement.

Group I Basis Risk Shortfall:

With respect to each class of the Class A-I Certificates and any Distribution Date on which the Group I Net WAC Cap Rate is used to determine the pass-through rate of that class of the Class A-I Certificates, an amount equal to the excess of (i) accrued certificate interest for that class of the Class A-I Certificates calculated at a rate equal to One-Month LIBOR plus the related margin, over (ii) accrued certificate interest for that class of the Class A-I Certificates calculated using the Group I Net WAC Cap Rate.

Group I Basis Risk Shortfall Carry-Forward Amounts:

With respect to each class of Class A-I Certificates and any Distribution Date, an amount equal to the aggregate amount of Group I Basis Risk Shortfall for that class on that Distribution Date, plus any unpaid Group I Basis Risk Shortfall from prior Distribution Dates, plus interest thereon to the extent previously unreimbursed by Excess Cash Flow at a rate equal to the related pass-through rate for that class.

Group II Basis Risk Shortfall:

With respect to the Class A-II Certificates and any Distribution Date on which the Group II Net WAC Cap Rate is used to determine the pass-through rate for Class A-II Certificates, an amount equal to the excess of (i) accrued certificate interest for the Class A-II Certificates calculated at a rate equal to One-Month LIBOR plus the related margin, over (ii) accrued certificate interest for the Class A-II Certificates calculated using the Group II Net WAC Cap Rate.

Group II Basis Risk Shortfall Carry-Forward Amounts:

With respect to the Class A-II Certificates and any Distribution Date, an amount equal to the aggregate amount of Group II Basis Risk Shortfall on that Distribution Date, plus any unpaid Group II Basis Risk Shortfall from prior Distribution Dates, plus interest thereon to the extent previously unreimbursed by Excess Cash Flow at a rate equal to the related pass-through rate for the Class A-II Certificates.

Relief Act Shortfalls:

With respect to any Distribution Date, the shortfall, if any, in collections of interest resulting from the Servicemembers Civil Relief Act or any similar legislation or regulation. Relief Act Shortfalls will be covered by available Excess Cash Flow in the current period only. Any Relief Act Shortfalls allocated to the Certificates for the current period not covered by Excess Cash Flow in the current period will remain unpaid.

The Negotiated Conduit Asset Program:

The Mortgage Loans included in the trust were acquired and evaluated under Residential Funding's "Negotiated Conduit Asset Program" or NCA program. Through the NCA program, Residential Funding seeks to acquire recently originated mortgage loan products with the characteristics described in the attached collateral tables. The Mortgage Loans may include a combination of layered risk factors including, but not limited to, credit score, reduced loan documentation, debt-to-income ratio, and loan to value ratio.

Residential Funding's standard programs are identified as follows:

  Jumbo A program, under which Residential Funding purchases "A" quality, non-conforming mortgage loans, which are then securitized under the RFMSI shelf. An example of an NCA program loan includes, but is not limited to, a mortgage loan made to a borrower with a higher total debt-to-income ratio than that allowed by Residential Funding's "Jumbo A" program.

  Expanded Criteria program, under which Residential Funding purchases mortgage loans to "A" quality borrowers whose collateral characteristics differ from conforming and jumbo guidelines, which are then securitized under the RALI shelf. An example of an NCA program loan includes, but is not limited to, a mortgage loan where the combination of loan-to-value ratio, credit score and documentation type do not meet Residential Funding's "Expanded Criteria" program guidelines.

  Home Solution program, under which Residential Funding purchases first lien "A" quality mortgage loans with LTVs up to 107% and for which the related borrowers may have limited cash, may not want to take cash out of their investments, or may want to finance the full value of the home plus closing costs, which are then securitized under the RAMP-RZ shelf. An example of an NCA program loan includes, but is not limited to, a loan made to a borrower who does not meet reserve requirements of the program or whose total debt-to-income exceeds underwriting guidelines of Residential Funding's "Home Solution" program.

  AlterNet program, under which Residential Funding purchases mortgage loans with characteristics that do not meet traditional "A" quality credit requirements, which are then securitized under the RASC shelf. An example of an NCA program loan includes, but is not limited to, a mortgage loan with a higher loan-to-value ratio than the credit grade within Residential Funding's "AlterNet" program guidelines allow.

Credit Enhancement:

A. The FGIC Policy.

In accordance with the terms of the certificate guaranty insurance policy, FGIC will unconditionally and irrevocably guarantee:

  Shortfalls in the amounts available to pay the interest distribution amount on any Distribution Date except as provided below;

  Any losses allocated to the Class A Certificates if not covered by Excess Cash Flow or overcollateralization;

  Certain overcollateralization deficiency amounts set forth in the prospectus supplement; and

  The outstanding certificate principal balance of the Class A Certificates on the Distribution Date in November 2035.

The policy will not guarantee the payment of Group I Basis Risk Shortfalls, Group II Basis Risk Shortfalls, Relief Act Shortfalls or Prepayment Interest Shortfalls.

.B. Overcollateralization ("OC").

Initial (% Orig)

1.75%

OC Target (% Orig)

1.75%

Stepdown OC Target (% Current)

3.50%

OC Floor (% Origi)

0.50%

C. Excess Spread.
Initially equal to approximately [292] bps per annum.

D. Yield Maintenance Agreement.

Any amounts payable under the Yield Maintenance Agreement on each Distribution Date will be included in Excess Cash Flow and will be distributed in accordance with the priority set forth below under "Excess Cash Flow Distributions."

Excess Cash Flow Distributions:

On any Distribution Date, Excess Cash Flow will be allocated among the Certificates as set forth in the Prospectus Supplement in the following order of priority:

  as part of the Principal Distribution Amount, to pay to the holders of the Class A Certificates in reduction of their certificate principal balances, the principal portion of realized losses previously allocated to reduce the certificate principal balance of any Class A Certificates and remaining unreimbursed, but only to the extent of Subsequent Recoveries;

  as part of the Principal Distribution Amount, to pay to the holders of the Class A Certificates in reduction of their certificate principal balances, the principal portion of realized losses incurred on the Mortgage Loans for the preceding calendar month;

  From Exces sCash Flow for that Distribution Date, other than amounts received by the trust under the Yield Maintenance Agreement, to the certificate insurer for prior draws made on the certificate guaranty insurance policy allocable to the Class A Certificates;

  to pay the holders of the Class A Certificates as part of the Principal Distribution Amount, any Overcollateralization Increase Amount;

  to pay the holders of Class A Certificates, any Prepayment Interest Shortfalls allocated thereto for that Distribution Date, on a pro rata basis based on Prepayment Interest Shortfalls previously allocated thereto that remain unreimbursed, to the extent not covered by the Eligible Master Servicing Compensation on that Distribution Date;

  to pay to the holders of the Class A Certificates, any Prepayment Interest Shortfalls remaining unpaid from prior Distribution Dates together with interest thereon, on a pro rata basis based on unpaid Prepayment Interest Shortfalls previously allocated thereto;

  to pay to the holders of the Class A Certificates, on a pro rata basis, based on the amount of Basis Risk Shortfall Carry-Forward Amounts previously allocated thereto that remain unreimbursed,;

  to pay to the holders of the Class A Certificates, the amount of any Relief Act Shortfalls allocated thereto, on a pro rata basis based on Relief Act Shortfalls allocated thereto for that Distribution Date;

  to pay to the holders of the Class A Certificates, on a pro rata basis, based on the amount of realized losses previously allocated thereto that remain unreimbursed,; and

  to pay to the holders of the Class SB and Class R Certificates any balance remaining, in accordance with the terms of the pooling and servicing agreement.

On any Distribution Date, the amounts described in clause (2) and (4) above will be paid first from Excess Cash Flow for that Distribution Date, other than amounts received by the trust under the Yield Maintenance Agreement, and second from amounts received by the trust under the Yield Maintenance Agreement.

Interest Accrual Period:	From and including the preceding Distribution Date (for the first accrual period, the Closing Date) up to but excluding the current Distribution Date on an actual/360 basis.

Class A-I Pass-Through Rates:

On each Distribution Date, the Pass-Through Rate on each class of Class A-I Certificates will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible Optional Call Date, One-Month LIBOR plus the related margin for that class, and for each Class of A-I Certificates beginning on the second Distribution Date after the first possible Optional Call Date, One-Month LIBOR plus two-times the related margin and (y) the Group I Net WAC Cap Rate.

Class A-II Pass-Through Rate:

On each Distribution Date, the Pass-Through Rate on the Class A-II Certificates will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible Optional Call Date, One-Month LIBOR plus the related margin, and beginning on the second Distribution Date after the first possible Optional Call Date, One-Month LIBOR plus two-times the related margin and (y) the Group II Net WAC Cap Rate.

Group I Net WAC Cap Rate:

For any Distribution Date and the Class A-I Certificates, a per annum rate equal to the weighted average of the Net Mortgage Rates of the Group I Loans using the Net Mortgage Rates in effect for the scheduled payments due on such Mortgage Loans during the related due period, multiplied by a fraction equal to 30 divided by the actual number of days in the related Interest Accrual Period.

Group II Net WAC Cap Rate:

For any Distribution Date and the Class A-II Certificates, a per annum rate equal to the weighted average of the Net Mortgage Rates of the Group II Loans using the Net Mortgage Rates in effect for the scheduled payments due on such Mortgage Loans during the related due period, multiplied by a fraction equal to 30 divided by the actual number of days in the related Interest Accrual Period.

Net WAC Cap Rate:	The Group I Net WAC Cap Rate or the Group II Net WAC Cap Rate, as applicable.
Net Mortgage Rate:

With respect to any mortgage loan, the mortgage rate thereon minus (i) the rates at which the master servicing and subservicing fees are paid and (ii) the rate at which the premium for the certificate guaranty insurance policy is paid; provided, that for purposes of this calculation, the rate at which the premium for the certificate guaranty insurance policy is paid shall be multiplied by a fraction equal to (x) the aggregate certificate principal balance of the Class A Certificates over (y) the aggregate stated principal balance of the mortgage loans.

Eligible Master Servicing Compensation:

For any Distribution Date, an amount equal to the lesser of (a) one-twelfth of 0.125% of the stated principal balance of the Mortgage Loans immediately preceding that Distribution Date, and (b) the sum of the master servicing fee payable to the Master Servicer in respect of its master servicing activities and reinvestment income received by the Master Servicer on amounts payable with respect to that Distribution Date with respect to the Mortgage Loans. Excess Cash Flow may also be available to cover Prepayment Interest Shortfalls, subject to the priority of distribution set forth under "Excess Cash Flow Distributions".

Advances:	The Master Servicer will advance delinquent principal and interest to the extent the advance is recoverable from future collections on the Mortgage Loan.
Overcollateralization Amount:

With respect to any Distribution Date, the excess, if any, of (a) the aggregate stated principal balance of the Mortgage Loans before giving effect to distributions of principal to be made on that Distribution Date, over (b) the aggregate certificate principal balance of the Class A Certificates, as of such date, before taking into account distributions of principal to be made on that Distribution Date.

Required Overcollateralization Amount:

With respect to any Distribution Date (a) if such Distribution Date is prior to the Stepdown Date, [1.75 ]% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-off Date, or (b) if such Distribution Date is on or after the Stepdown Date, the greater of (i) [3.50]% of the current aggregate stated principal balance of the Mortgage Loans as of the end of the related due period and (ii) the Overcollateralization Floor; provided that, if a Trigger Event (as set forth in the pooling and servicing agreement) is in effect, the Required Overcollateralization Amount will be an amount equal to the Required Overcollateralization Amount for the immediately preceding Distribution Date. The Required Overcollateralization Amount may be reduced upon confirmation from each of the rating agencies that such reduction will not adversely affect the ratings of the Certificates.

Stepdown Date:

The Distribution Date which is the later to occur of (x) the Distribution Date in [May 2008] and (y) the first distribution date on which aggregate stated principal balance of the Mortgage Loans as of the end of the related due period is less than one-half of the aggregate stated principal balance of the Mortgage Loans as of the Cut-Off Date.

Overcollateralization Floor:	An amount equal to 0.50% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-off Date.
Overcollateralization Increase Amount:

With respect to any Distribution Date, an amount equal to the lesser of (i) Excess Cash Flow from the Mortgage Loans available for payment of the Overcollateralization Increase Amount for that Distribution Date, as provided in clause (3) under "Excess Cash Flow Distributions" and (ii) the excess, if any, of (x) the Required Overcollateralization Amount for that Distribution Date over (y) the Overcollateralization Amount for that Distribution Date.

Overcollateralization Reduction Amount:

With respect to any Distribution Date for which the Excess Overcollateralization Amount is, or would be, after taking into account all other distributions to be made on that Distribution Date, greater than zero, an amount equal to the lesser of (i) the Excess Overcollateralization Amount for that Distribution Date and (ii) Principal Remittance Amount for that Distribution Date.

Excess Overcollateralization Amount:	With respect to any Distribution Date, the excess, if any, of the Overcollateralization Amount over the Required Overcollateralization Amount.
Excess Cash Flow:

For any Distribution Date, the sum of (a) the excess of the available distribution amount over the sum of (x) the interest distribution amount for the Certificates and (y) the Principal Remittance Amount, (b) any Overcollateralization Reduction Amount, and (c) any amounts received by the Trust under the Yield Maintenance Agreement for that Distribution Date. Excess Cash Flow may be used to protect the Offered Certificates against realized losses by making additional payments of principal up to the amount of the realized losses to the extent described above in "Excess Cash Flow Distributions".

Principal Distribution Amount:

For any Distribution Date, the lesser of (a) the excess of (i) the available distribution amount for that Distribution Date plus for inclusion in Excess Cash Flow for purposes of clause (b)(iii) in this definition, the amounts received by the trustee under the Yield Maintenance Agreement for that Distribution Date to the extent set forth in clauses (2) and (4) under the "Excess Cash Flow Distributions" above, over the interest distribution amount and (b) the sum of (i) the Principal Remittance Amount for the Mortgage Loans, (ii) Subsequent Recoveries in an amount not to exceed losses previously allocated to any class of Class A Certificates that remain unreimbursed on that Distribution Date, (iii) the lesser of (a) Excess Cash Flow for that Distribution Date, to the extent not used in clause (ii)(b) in this definition on such Distribution Date and (b) the principal portion of any realized losses incurred, or deemed to have been incurred, on any mortgage loans in the calendar month preceding that Distribution Date to the extent covered by Excess Cash Flow for that Distribution Date as described under "Excess Cash Flow Distributions" above and (iv) the lesser of the Excess Cash Flow for that Distribution Date, to the extent not used pursuant to clauses (ii)(b)(ii) and (iii) of this definition on such Distribution Date and (b) the amount of any Overcollateralization Increase Amount for that Distribution Date minus (i) any Overcollateralization Reduction Amounts and (ii) certain other amounts with respect to servicing modifications as set forth in the Pooling and Servicing Agreement.

Group I Principal Distribution Amount:

On any Distribution Date, the Principal Distribution Amount multiplied by a fraction, the numerator of which is the portion of the Principal Allocation Amount related to the Group I Loans for that Distribution Date and the denominator of which is the Principal Allocation Amount for all of the Mortgage Loans for that Distribution Date.

Group II Principal Distribution Amount:

On any Distribution Date, the Principal Distribution Amount multiplied by a fraction, the numerator of which is the portion of the Principal Allocation Amount related to the Group II Loans for that Distribution Date and the denominator of which is the Principal Allocation Amount for all of the Mortgage Loans for that Distribution Date.

Principal Allocation Amount:

With respect to any Distribution Date, the sum of (a) the Principal Remittance Amount for that Distribution Date and (b) the aggregate amount of the principal portion of realized losses on the Mortgage Loans in the calendar month preceding that Distribution Date, to the extent covered by Excess Cash Flow for that Distribution Date as described under "Excess Cash Flow Distributions" above; provided that on any Distribution Date on which there is insufficient Excess Cash Flow to cover all realized losses on the Mortgage Loans, in determining the Group I Principal Distribution Amount and Group II Principal Distribution Amount, the available Excess Cash Flow will be allocated to the Class A-I Certificates and Class A-II Certificates, pro rata, based on the principal portion of realized losses on the Group I Loans and Group II Loans, respectively.

Class A Interest Distribution Priority:

With respect to each class of Class A Certificates and any Distribution Date, the amount available for payment of accrued certificate interest thereon for that Distribution Date plus accrued certificate interest thereon remaining unpaid from any prior Distribution Date, in the amounts and priority as follows:

  first, concurrently, to the Class A-I Certificates, pro rata, from the Class A-I Interest Remittance Amount, and to the Class A-II Certificates, from the Class A-II Interest Remittance Amount;

  second, to the Class A-I Certificates, pro rata, from the remaining Class A-II Interest Remittance Amount and to the Class A-II Certificates, from the remaining Class A-I Interest Remittance Amount, as needed after taking into account any distribution in respect of interest on the Class A Certificates made in first above;

  third, concurrently, from the Principal Remittance Amount related to Loan Group I to the Class A-I Certificates, pro rata, and from the Principal Remittance Amount related to Loan Group II to the Class A-II Certificates, after taking into account any distributions in respect of interest on the Class A Certificates made in clauses first and second above; and

  fourth, from the remaining Principal Remittance Amount related to Loan Group II to the Class A-I Certificates, pro rata, or from the remaining Principal Remittance Amount related to Loan Group I to the Class A-II Certificates, as needed after taking into account any distributions in respect of interest on the Class A Certificates made in clauses first, second and third above.

Class A-I Interest Remittance Amount:	With respect to any Distribution Date, the portion of the available distribution amount for that Distribution Date attributable to interest received or advanced with respect to the Group I Loans.
Class A-II Interest Remittance Amount:	With respect to any Distribution Date, the portion of the available distribution amount for that Distribution Date attributable to interest received or advanced with respect to the Group II Loans.
Principal Remittance Amount:

For any Distribution Date, the sum of the following amounts: (i) the principal portion of all scheduled monthly payments on the Mortgage Loans received or advanced with respect to the related due period; (ii) the principal portion of all proceeds of the repurchase of Mortgage Loans or, in the case of substitution, amounts representing a principal adjustment as required in the pooling and servicing agreement during the preceding calendar month; and (iii) the principal portion of all other unscheduled collections received on the Mortgage Loans during the preceding calendar month including, without limitation, full and partial principal prepayments made by the respective mortgagors, to the extent not distributed in the preceding month but excluding Subsequent Recoveries.

Interest Distributions:

Distributions to the holders of the Certificates will be made generally as follows:

From the available distribution amount remaining after payment of certain fees and expenses, distribution of accrued and unpaid interest (less any Prepayment Interest Shortfalls not covered by Eligible Master Servicer Compensation or any Relief Act Shortfalls) to the holders of Certificates, in the following order of priority:

  To the Certificate Insurer, the premium due under the certificate guaranty insurance policy; and
  To each class of the Class A Certificates, pursuant to the Class A Interest Distribution Priority.

Class A Principal Distribution Priority:

The Principal Distribution Amount will be distributed on any distribution date as follows:

  first, concurrently, the Group I Principal Distribution Amount, sequentially, to the Class A-I-1 Certificates, Class A-I-2 Certificates, Class A-I-3 Certificates and Class A-I-4 Certificates, in that order, in each case until the Certificate Principal Balance thereof has been reduced to zero and the Group II Principal Distribution Amount, to the Class A-II Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and
  second, after application of payments pursuant to "first" above, concurrently, the Group II Principal Distribution Amount, sequentially, to the Class A-I-1 Certificates, Class A-I-2 Certificates, Class A-I-3 Certificates and Class A-I-4 Certificates, in that order, in each case until the Certificate Principal Balance thereof has been reduced to zero or the Group I Principal Distribution Amount, to the Class A-II Certificates, until the Certificate Principal Balance thereof has been reduced to zero.

Subsequent Recoveries:	Subsequent recoveries, net of reimbursable expenses, with respect to Mortgage Loans that have been previously liquidated and that have resulted in a realized loss.

Allocation of Losses:

Any realized losses will be allocated or covered as follows:

  To Excess Cash Flow for the related Distribution Date;
  By reduction of the Overcollateralization Amount, until reduced to zero (as further described in the prospectus supplement); and
  To the Class A-I Certificates, losses on the Group I Loans on a pro rata basis until reduced to zero, and to the Class A-II Certificates, losses on the Group II Loans until reduced to zero.

Prospectus:

The Offered Certificates will be offered pursuant to a Prospectus which includes a Prospectus Supplement (together, the "Prospectus"). Additional information with respect to the Offered Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus.

Yield Maintenance Agreement

Yield Maintenance Agreement: On the Closing Date, the Trustee will enter into a Yield Maintenance Agreement with Bank of America, N.A. (the "Counterparty") for the benefit of the Offered Certificates. On each Distribution Date, payments under the Yield Maintenance Agreement will be made based on an amount equal to the lesser of (a) the notional amount set forth in the related tables below and (b) the aggregate outstanding certificate principal balance of the Offered Certificates immediately preceding that Distribution Date. In exchange for a fixed payment on the Closing Date, the Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the strike rate of [4.14]% beginning with the Distribution Date in December 2005. The Yield Maintenance Agreement will terminate after the Distribution Date in November 2010.

Any amounts received by the trust under the Yield Maintenance Agreement on any Distribution Date will be paid as part of Excess Cash Flow pursuant to the priority set forth above under "Excess Cash Flow Distributions".

Yield Maintenance Agreement Notional Balance Schedule:

Period	Notional Balance	Period	Notional Balance	Period	Notional Balance
1	$ 1,179,000,000	21	$ 667,056,716	41	$ 270,399,413
2	$ 1,168,413,754	22	$ 634,674,068	42	$ 261,355,731
3	$ 1,156,241,902	23	$ 603,272,113	43	$ 252,616,219
4	$ 1,142,074,096	24	$ 572,565,883	44	$ 244,170,584
5	$ 1,125,324,329	25	$ 543,400,264	45	$ 236,008,888
6	$ 1,106,367,238	26	$ 515,799,600	46	$ 228,121,527
7	$ 1,085,476,834	27	$ 489,581,768	47	$ 220,499,226
8	$ 1,062,219,233	28	$ 463,916,642	48	$ 213,133,025
9	$ 1,036,656,144	29	$ 437,978,720	49	$ 206,014,277
10	$ 1,008,007,443	30	$ 416,270,767	50	$ 199,134,611
11	$ 977,473,226	31	$ 397,862,103	51	$ 192,485,949
12	$ 946,585,668	32	$ 380,321,616	52	$ 186,060,490
13	$ 916,094,580	33	$ 363,605,582	53	$ 179,850,696
14	$ 886,159,810	34	$ 347,668,996	54	$ 173,849,286
15	$ 856,913,732	35	$ 332,470,730	55	$ 168,049,224
16	$ 828,599,140	36	$ 317,983,688	56	$ 162,335,331
17	$ 800,115,232	37	$ 304,162,018	57	$ 156,721,203
18	$ 770,463,325	38	$ 301,123,079	58	$ 151,295,217
19	$ 736,643,483	39	$ 289,593,951	59	$ 146,034,691
20	$ 700,928,731	40	$ 279,768,255	60	$ 140,949,740

Group I Net WAC Cap Schedule

Period	Group I Net WAC (2) (%)	Group I EFFECTIVE Rate (1,3) (%)	period	Group I Net WAC (2) (%)	Group I EFFECTIVE RATE (1,3) (%)
1	7.48	7.48	46	7.40	19.31
2	6.27	21.81	47	7.64	19.63
3	6.27	21.77	48	7.39	19.30
4	6.95	22.41	49	7.62	19.53
5	6.30	21.72	50	7.37	19.17
6	6.52	21.90	51	7.36	19.11
7	6.31	21.65	52	8.14	19.99
8	6.52	21.82	53	7.35	18.99
9	6.30	21.56	54	7.58	19.22
10	6.31	21.49	55	7.33	18.86
11	6.52	21.64	56	7.56	19.08
12	6.31	21.35	57	7.32	18.74
13	6.52	21.45	58	7.36	18.88
14	6.31	21.14	59	7.70	19.55
15	6.31	21.03	60	7.49	19.38
16	6.98	21.60	61	7.73	9.75
17	6.31	20.82	62	7.48	9.41
18	6.52	20.89	63	7.47	9.39
19	6.31	20.42	64	8.26	10.38
20	6.52	20.32	65	7.45	9.38
21	6.31	19.83	66	7.69	9.67
22	6.35	19.78	67	7.44	9.34
23	7.04	20.42	68	7.68	9.63
24	7.30	20.58	69	7.42	9.29
25	7.52	20.70	70	7.41	9.28
26	7.26	20.31	71	7.65	9.57
27	7.25	20.08	72	7.39	9.24
28	7.75	20.34	73	7.63	9.53
29	7.29	19.69	74	7.38	9.20
30	7.64	19.87	75	7.37	9.17
31	7.38	19.43	76	7.87	9.79
32	7.62	19.51	77	7.35	9.14
33	7.37	19.08	78	7.59	9.42
34	7.37	18.99	79	7.33	9.09
35	7.72	19.67	80	7.57	9.37
36	7.48	19.40	81	7.32	9.05
37	7.72	19.52
38	7.46	19.44
39	7.46	19.33
40	8.25	20.20
41	7.44	19.44
42	7.68	19.83
43	7.43	19.47
44	7.67	19.71
45	7.41	19.35

Notes:

(1) Assumes all index values remain constant at 20.00% and the optional termination is exercised. Assumes no losses.

(2) The "Group I Net WAC Rate" is a per annum rate equal to the product of (i) 30 divided by the actual number of days in the Interest Accrual Period of the Class A-I Certificates and (ii) the weighted average Net Mortgage Rate of the Group I Mortgage Loans.

(3) The Group I effective available funds cap rate (the "Group I Effective Rate") is equal to the product of (i) interest from the Group I mortgage loans plus any payments from the Yield Maintenance Agreement divided by the Class A-I Certificate balance and (ii) 360 divided by the actual number of days in the Interest Accrual Period.

Group II Net WAC Cap Schedule

Period	Group II Net WAC (2) (%)	Group II EFFECTIVE Rate (1,3) (%)	period	Group II Net WAC (2) (%)	Group II EFFECTIVE RATE (1,3) (%)
1	7.87	7.87	46	8.02	20.46
2	6.60	22.13	47	8.28	20.89
3	6.60	22.09	48	8.01	20.54
4	7.31	22.77	49	8.26	20.82
5	6.61	22.04	50	7.99	20.41
6	6.84	22.22	51	7.98	20.35
7	6.62	21.97	52	8.82	21.37
8	6.84	22.15	53	7.96	20.23
9	6.62	21.87	54	8.21	20.50
10	6.62	21.80	55	7.94	20.10
11	6.84	21.94	56	8.19	20.36
12	6.62	21.63	57	7.92	19.97
13	6.84	21.75	58	7.95	20.15
14	6.61	21.42	59	8.28	20.71
15	6.61	21.31	60	8.01	20.35
16	7.32	21.92	61	8.26	10.76
17	6.61	21.09	62	7.99	10.39
18	6.83	21.16	63	7.98	10.37
19	6.61	20.69	64	8.82	11.46
20	6.83	20.60	65	7.96	10.33
21	6.62	20.12	66	8.22	10.66
22	6.66	20.04	67	7.94	10.29
23	7.71	21.05	68	8.20	10.61
24	7.86	21.11	69	7.92	10.24
25	8.11	21.25	70	7.91	10.22
26	7.83	20.84	71	8.17	10.55
27	7.82	20.63	72	7.89	10.18
28	8.35	20.91	73	8.14	10.50
29	7.89	20.37	74	7.87	10.13
30	8.20	20.55	75	7.86	10.11
31	7.93	20.09	76	8.39	10.78
32	8.19	20.19	77	7.84	10.06
33	7.92	19.75	78	8.09	10.37
34	7.95	19.68	79	7.82	10.01
35	8.32	20.42	80	8.07	10.32
36	8.11	20.37	81	7.80	9.97
37	8.37	20.53
38	8.09	20.41
39	8.09	20.30
40	8.94	21.30
41	8.07	20.58
42	8.33	21.00
43	8.05	20.60
44	8.31	20.87
45	8.03	20.48

Notes:

(1) Assumes all index values remain constant at 20.00% and the optional termination is exercised. Assumes no losses.

(2) The "Group II Net WAC Rate" is a per annum rate equal to the product of (i) 30 divided by the actual number of days in the Interest Accrual Period of the Class A-II Certificates and (ii) the weighted average Net Mortgage Rate of the Group II Mortgage Loans.

(3) The Group II effective available funds cap rate (the "Group II Effective Rate") is equal to the product of (i) interest from the Group II mortgage loans plus any payments from the Yield Maintenance Agreement divided by the Class A-II Certificate balance and (ii) 360 divided by the actual number of days in the Interest Accrual Period.

Class A-I Sensitivity Analysis

To 10% Call
Prepayment Assumptions	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
Class A-I-1
Avg. Life (yrs)	13.66	1.63	1.22	1.00	0.85	0.74
Principal Start Date	12/25/2005	12/25/2005	12/25/2005	12/25/2005	12/25/2005	12/25/2005
Principal End Date	11/25/2025	11/25/2008	12/25/2007	8/25/2007	5/25/2007	2/25/2007
Principal Window Months	240	36	25	21	18	15
Class A-I-2
Avg. Life (yrs)	21.56	3.70	2.54	2.00	1.72	1.50
Principal Start Date	11/25/2025	11/25/2008	12/25/2007	8/25/2007	5/25/2007	2/25/2007
Principal End Date	11/25/2028	5/25/2010	12/25/2008	3/25/2008	10/25/2007	8/25/2007
Principal Window Months	37	19	13	8	6	7
Class A-I-3
Avg. Life (yrs)	25.20	6.39	4.33	3.25	2.57	2.14
Principal Start Date	11/25/2028	5/25/2010	12/25/2008	3/25/2008	10/25/2007	8/25/2007
Principal End Date	1/25/2033	10/25/2014	11/25/2011	5/25/2010	5/25/2009	9/25/2008
Principal Window Months	51	54	36	27	20	14
Class A-I-4
Avg. Life (yrs)	28.29	11.99	8.10	6.02	4.72	3.82
Principal Start Date	1/25/2033	10/25/2014	11/25/2011	5/25/2010	5/25/2009	9/25/2008
Principal End Date	8/25/2034	4/25/2019	12/25/2014	8/25/2012	2/25/2011	2/25/2010
Principal Window Months	20	55	38	28	22	18

Class A-I Sensitivity Analysis

To Maturity
Prepayment Assumptions	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
Class A-I-1
Avg. Life (yrs)	13.66	1.63	1.22	1.00	0.85	0.74
Principal Start Date	12/25/2005	12/25/2005	12/25/2005	12/25/2005	12/25/2005	12/25/2005
Principal End Date	11/25/2025	11/25/2008	12/25/2007	8/25/2007	5/25/2007	2/25/2007
Principal Window Months	240	36	25	21	18	15
Class A-I-2
Avg. Life (yrs)	21.56	3.70	2.54	2.00	1.72	1.50
Principal Start Date	11/25/2025	11/25/2008	12/25/2007	8/25/2007	5/25/2007	2/25/2007
Principal End Date	11/25/2028	5/25/2010	12/25/2008	3/25/2008	10/25/2007	8/25/2007
Principal Window Months	37	19	13	8	6	7
Class A-I-3
Avg. Life (yrs)	25.20	6.39	4.33	3.25	2.57	2.14
Principal Start Date	11/25/2028	5/25/2010	12/25/2008	3/25/2008	10/25/2007	8/25/2007
Principal End Date	1/25/2033	10/25/2014	11/25/2011	5/25/2010	5/25/2009	9/25/2008
Principal Window Months	51	54	36	27	20	14
Class A-I-4
Avg. Life (yrs)	28.53	13.88	9.63	7.19	5.66	4.59
Principal Start Date	1/25/2033	10/25/2014	11/25/2011	5/25/2010	5/25/2009	9/25/2008
Principal End Date	9/25/2035	2/25/2032	9/25/2026	2/25/2022	10/25/2018	6/25/2016
Principal Window Months	33	209	179	142	114	94

RAMP Series 2005-RS9 - Collateral Characteristics

Aggregate Summary Report

(Statistical Pool)

Principal Balance	$1,200,000,913.81
Number of Mortgage Loans	5,838

Average	Minimum	Maximum
Original Principal Balance	$205,769.20	$16,100.00	$2,000,000.00
Current Principal Balance	$205,550.00	$16,080.39	$2,000,000.00

Weighted Average	Minimum	Maximum
Original Term (mos)	359	120	360
Remaining Term to Stated Maturity (mos)	357	116	360
Age (mos)	2	0	19
Mortgage Rate (%)	7.188%	4.250%	12.500%
Loan-to-Value Ratio (%)	83.65%	10.00%	100.00%

Credit Score	657	500	888

Margin (%)	4.966%	1.750%	10.650%
Initial Periodic Cap (%)	3.390%	1.000%	7.000%
Periodic Cap (%)	1.335%	1.000%	6.000%
Maximum Mortgage Rate (%)	13.333%	9.875%	18.500%
Minimum Mortgage Rate (%)	5.692%	1.750%	11.550%
Next Rate Adj. (mos)	31	1	118

Lien Position	% of Mortgage Loans	Loan Type	% of Mortgage Loans
1st Lien	100.00%	Adjustable-rate	78.97%
Fixed-rate	21.03%
Occupancy	% of Mortgage Loans
Primary Residence	77.46%	Loan Purpose	% of Mortgage Loans
Non-Owner Occupied	19.32%	Purchase	56.38%
Second/Vacation	3.22%	Equity Refinance	30.08%
Rate/Term Refinance	13.53%
Documentation	% of Mortgage Loans
Full Documentation	39.09%	Property Type	% of Mortgage Loans
Stated/Limited Documentation	60.91%	Condo High-rise	0.59%
Condo Low-rise	7.91%
Servicing	% of Mortgage Loans	Condo Mid-rise	0.38%
Homecomings	97.17%	PUD - Attached	2.47%
PUD - Detached	16.49%
Delinquency	% of Mortgage Loans	Single Family - 1 Unit	62.37%
Current	99.37%	Single Family 2 to 4 Unit	8.75%
30 to 59 Days Delinquent	0.63%	Townhouse	1.00%
60 or more Days	0.00%

% with Active Prepayment Penalty	61.30%

% over 80% LTV with MI	9.55%

IO Loans (%)	49.86%

Aggregate Credit Score Distribution

					Weighted
			% of	Average	Average
	Number of	Principal	Principal	Principal	Original
Range of Credit Scores	Loans	Balance	Balance	Balance	LTV
500 - 519	108	$17,004,938	1.42%	$157,453	77.40%
520 - 539	215	33,778,666	2.81	157,110	81.59
540 - 559	159	28,246,454	2.35	177,651	82.92
560 - 579	141	22,666,692	1.89	160,757	88.98
580 - 599	453	70,847,450	5.90	156,396	89.88
600 - 619	511	91,416,633	7.62	178,898	88.10
620 - 639	940	204,685,499	17.06	217,751	81.53
640 - 659	864	191,184,356	15.93	221,278	82.31
660 - 679	595	135,303,171	11.28	227,400	83.99
680 - 699	544	127,929,368	10.66	235,164	83.01
700 - 719	389	83,709,978	6.98	215,193	83.15
720 - 739	334	67,716,295	5.64	202,743	83.47
740 - 759	255	53,905,275	4.49	211,393	83.91
760 or greater	319	68,941,035	5.75	216,116	83.67
Subtotal with Credit Score	5,827	$1,197,335,812	99.78%	$205,481	83.66%
Not Available	11	2,665,102	0.22	242,282	78.06
Total	5,838	$1,200,000,914	100.00%	$205,550	83.65%

Aggregate Credit Scores indicated as having a Credit Score that is "Not Available" include certain Aggregate Credit Scores where the Credit Score was not provided by the related seller and Aggregate Credit Scores where no credit history can be obtained for the related mortgagor.

Aggregate Original Mortgage Loan Principal Balances

					Weighted	Weighted
			% of	Average	Average	Average
Original Mortgage	Number of	Principal	Principal	Principal	Credit	Original
Amount ($)	Loans	Balance	Balance	Balance	Score	LTV
100,000 or less	1,248	$92,415,471	7.70%	$74,051	636	87.56%
100,001 - 200,000	2,347	342,208,456	28.52	145,807	654	85.17
200,001 - 300,000	1,159	284,231,606	23.69	245,239	655	83.25
300,001 - 400,000	552	190,110,334	15.84	344,403	663	82.45
400,001 - 500,000	276	122,763,163	10.23	444,794	663	82.81
500,001 - 600,000	145	79,913,583	6.66	551,128	667	83.42
600,001 - 700,000	56	36,236,971	3.02	647,089	666	82.66
700,001 - 800,000	22	16,358,086	1.36	743,549	656	80.80
800,001 - 900,000	13	11,181,825	0.93	860,140	668	78.23
900,001 - 1,000,000	7	6,651,894	0.55	950,271	688	77.66
1,000,001 - 1,100,000	2	2,072,000	0.17	1,036,000	671	70.00
1,100,001 - 1,200,000	1	1,167,720	0.10	1,167,720	667	75.00
1,200,001 - 1,300,000	5	6,232,057	0.52	1,246,411	694	72.22
1,300,001 - 1,400,000	2	2,705,725	0.23	1,352,863	691	75.00
1,700,001 - 1,800,000	1	1,755,000	0.15	1,755,000	692	65.00
1,900,001 - 2,000,000	2	3,997,022	0.33	1,998,511	658	65.00
Total	5,838	$1,200,000,914	100.00%	$205,550	657	83.65%

Aggregate Mortgage Rates

Weighted	Weighted
Average	Average	Average
Original Mortgage	Number of	Principal	% of Principal	Principal	Credit	Original
Rate (%)	Loans	Balance	Balance	Balance	Score	LTV
4.000 - 4.499	1	$346,972	0.03%	$346,972	801	80.00%
4.500 - 4.999	4	1,699,518	0.14	424,879	723	71.55
5.000 - 5.499	37	12,280,249	1.02	331,899	699	79.37
5.500 - 5.999	318	88,003,952	7.33	276,742	683	79.36
6.000 - 6.499	713	188,491,320	15.71	264,364	675	79.73
6.500 - 6.999	1,274	291,689,874	24.31	228,956	674	81.69
7.000 - 7.499	983	202,265,940	16.86	205,764	667	83.35
7.500 - 7.999	959	193,856,642	16.15	202,145	648	85.09
8.000 - 8.499	473	79,916,737	6.66	168,957	625	88.94
8.500 - 8.999	535	76,121,742	6.34	142,284	605	91.40
9.000 - 9.499	252	31,458,544	2.62	124,835	588	92.06
9.500 - 9.999	213	25,162,851	2.10	118,135	583	91.64
10.000 - 10.499	37	4,377,513	0.36	118,311	577	93.33
10.500 - 10.999	23	2,494,284	0.21	108,447	574	90.37
11.000 - 11.499	11	1,328,274	0.11	120,752	568	82.19
11.500 - 11.999	4	280,500	0.02	70,125	540	79.90
12.500 - 12.999	1	226,002	0.02	226,002	638	90.00
Total	5,838	$1,200,000,914	100.00%	$205,550	657	83.65%

Aggregate Net Mortgage Rates

					Weighted	Weighted
			% of	Average	Average	Average
Net Mortgage	Number of	Principal	Principal	Principal	Credit	Original
Rate (%)	Loans	Balance	Balance	Balance	Score	LTV
3.500 - 3.999	1	$346,972	0.03%	$346,972	801	80.00%
4.000 - 4.499	6	2,490,917	0.21	415,153	715	76.81
4.500 - 4.999	50	16,888,436	1.41	337,769	690	78.61
5.000 - 5.499	331	93,247,060	7.77	281,713	683	80.19
5.500 - 5.999	780	203,295,009	16.94	260,635	672	79.93
6.000 - 6.499	1,209	277,821,185	23.15	229,794	672	81.55
6.500 - 6.999	1,107	223,176,603	18.60	201,605	664	83.80
7.000 - 7.499	910	180,458,609	15.04	198,306	649	85.25
7.500 - 7.999	552	90,361,844	7.53	163,699	619	89.47
8.000 - 8.499	442	58,065,423	4.84	131,370	605	91.78
8.500 - 8.999	254	30,301,379	2.53	119,297	587	92.02
9.000 - 9.499	140	17,283,088	1.44	123,451	585	92.12
9.500 - 9.999	31	3,332,083	0.28	107,487	584	94.74
10.000 - 10.499	13	1,492,435	0.12	114,803	549	85.85
10.500 - 10.999	10	1,157,903	0.10	115,790	567	80.46
11.000 - 11.499	1	55,966	0.00	55,966	524	80.00
12.000 - 12.499	1	226,002	0.02	226,002	638	90.00
Total	5,838	$1,200,000,914	100.00%	$205,550	657	83.65%

Aggregate Original Loan-to-Value Ratios

					Weighted
			% of	Average	Average
Original Loan-to-Value	Number of	Principal	Principal	Principal	Credit
Ratio (%)	Loans	Balance	Balance	Balance	Score
00.01 - 50.00	69	$13,563,351	1.13%	$196,570	635
50.01 - 55.00	31	4,709,728	0.39	151,927	631
55.01 - 60.00	54	12,055,714	1.00	223,254	635
60.01 - 65.00	88	24,384,589	2.03	277,098	653
65.01 - 70.00	190	47,626,916	3.97	250,668	647
70.01 - 75.00	247	63,282,921	5.27	256,206	656
75.01 - 80.00	2,317	514,487,398	42.87	222,049	669
80.01 - 85.00	382	73,332,688	6.11	191,970	610
85.01 - 90.00	891	185,430,767	15.45	208,115	658
90.01 - 95.00	754	148,560,264	12.38	197,030	664
95.01 - 100.00	815	112,566,578	9.38	138,119	635
Total	5,838	$1,200,000,914	100.00%	$205,550	657

Aggregate Geographical Distribution of Mortgaged Properties

					Weighted	Weighted
			% of	Average	Average	Average
	Number of	Principal	Principal	Principal	Credit	Original
State	Loans	Balance	Balance	Balance	Score	LTV
Alabama	95	$10,134,559	0.84%	$106,680	619	93.73%
Alaska	7	1,585,669	0.13	226,524	666	89.49
Arizona	304	65,586,360	5.47	215,745	650	83.02
Arkansas	23	2,359,443	0.20	102,584	637	95.60
California	684	260,360,411	21.70	380,644	662	80.65
Colorado	130	23,290,998	1.94	179,162	650	84.93
Connecticut	46	10,671,423	0.89	231,987	655	81.19
Delaware	10	1,347,209	0.11	134,721	664	81.31
District of Columbia	20	8,665,005	0.72	433,250	696	74.87
Florida	938	180,257,386	15.02	192,172	667	83.50
Georgia	245	41,062,162	3.42	167,601	644	88.27
Hawaii	28	9,992,264	0.83	356,867	663	83.17
Idaho	35	4,926,835	0.41	140,767	650	83.61
Illinois	310	65,844,138	5.49	212,400	661	84.26
Indiana	148	16,680,529	1.39	112,706	644	89.53
Iowa	27	2,550,126	0.21	94,449	627	88.66
Kansas	29	2,944,208	0.25	101,524	602	86.13
Kentucky	52	4,930,603	0.41	94,819	631	92.30
Louisiana	70	7,526,854	0.63	107,526	623	90.52
Maine	16	3,521,632	0.29	220,102	627	79.12
Maryland	137	37,902,350	3.16	276,659	653	81.98
Massachusetts	98	25,594,955	2.13	261,173	666	80.39
Michigan	198	24,423,637	2.04	123,352	637	86.71
Minnesota	120	24,989,653	2.08	208,247	669	84.05
Mississippi	54	4,995,492	0.42	92,509	607	91.71
Missouri	117	13,269,370	1.11	113,413	636	88.46
Montana	9	1,340,770	0.11	148,974	678	89.31
Nebraska	15	1,527,547	0.13	101,836	643	90.89
Nevada	88	21,373,436	1.78	242,880	680	82.90
New Hampshire	15	3,934,451	0.33	262,297	661	79.03
New Jersey	179	48,093,076	4.01	268,676	666	83.11
New Mexico	21	3,215,909	0.27	153,139	650	87.13
New York	85	27,501,347	2.29	323,545	658	75.83
North Carolina	156	20,247,658	1.69	129,793	653	86.66%
North Dakota	3	360,971	0.03	120,324	640	99.58
Ohio	197	22,850,714	1.90	115,993	633	90.10
Oklahoma	26	2,801,210	0.23	107,739	626	93.48
Oregon	60	12,943,272	1.08	215,721	657	81.69
Pennsylvania	145	22,128,407	1.84	152,610	643	86.90
Rhode Island	19	4,479,873	0.37	235,783	648	77.09
South Carolina	98	14,695,973	1.22	149,959	670	87.18
South Dakota	1	56,700	0.00	56,700	599	100.00
Tennessee	118	12,425,813	1.04	105,303	638	90.33
Texas	234	30,599,583	2.55	130,767	632	87.92
Utah	49	8,547,769	0.71	174,444	681	86.21
Vermont	4	594,069	0.05	148,517	714	85.39
Virginia	207	55,627,231	4.64	268,731	667	83.04
Washington	102	20,259,868	1.69	198,626	652	82.97
West Virginia	10	1,405,821	0.12	140,582	646	98.25
Wisconsin	49	6,721,882	0.56	137,181	645	89.33
Wyoming	7	854,293	0.07	122,042	674	84.26
Total	5,838	$1,200,000,914	100.00%	$205,550	657	83.65%

Aggregate Mortgage Loan Purpose

Weighted	Weighted
% of	Average	Average	Average
Loan	Number of	Principal	Principal	Principal	Credit	Original
Purpose	Loans	Balance	Balance	Balance	Score	LTV
Equity Refinance	1,726	$360,990,399	30.08%	$209,149	636	81.27%
Purchase	3,443	676,607,072	56.38	196,517	671	85.27
Rate/Term Refinance	669	162,403,442	13.53	242,756	646	82.15
Total	5,838	$1,200,000,914	100.00%	$205,550	657	83.65%

Aggregate Occupancy Type

					Weighted	Weighted
			% of	Average	Average	Average
Occupancy	Number of	Principal	Principal	Principal	Credit	Original
Type	Loans	Balance	Balance	Balance	Score	LTV
Non Owner-Occupied	1,385	$231,782,518	19.32%	$167,352	697	81.99%
Primary Residence	4,258	929,521,991	77.46	218,300	646	84.05
Second Home	195	38,696,404	3.22	198,443	688	83.82
Total	5,838	$1,200,000,914	100.00%	$205,550	657	83.65%

Aggregate Mortgaged Property Types

					Weighted	Weighted
			% of	Average	Average	Average
Property	Number of	Principal	Principal	Principal	Credit	Original
Type	Loans	Balance	Balance	Balance	Score	LTV
Condo High-Rise (8 stories or more)	27	$7,047,708	0.59%	$261,026	690	81.95%
Condo Low-Rise (5 stories or less)	511	94,944,256	7.91	185,801	681	84.60
Condo Mid-Rise (5 to 8 stories)	23	4,549,346	0.38	197,798	725	82.35
Leasehold	1	225,684	0.02	225,684	670	54.00
Manufactured Housing	1	147,406	0.01	147,406	721	80.00
PUD - Attached	139	29,637,937	2.47	213,223	656	86.81
PUD - Detached	782	197,936,403	16.49	253,116	660	83.26
Single Family - 1 Unit	3,843	748,412,144	62.37	194,747	649	83.98
Single Family - 2 to 4 Unit	449	105,043,556	8.75	233,950	681	80.68
Townhouse	62	12,056,474	1.00	194,459	682	81.93
Total	5,838	$1,200,000,914	100.00%	$205,550	657	83.65%

Aggregate Mortgage Loan Documentation Types

					Weighted	Weighted
				Average	Average	Average
Number of		Principal	% of Principal	Principal	Credit	Original
Documentation Type	Loans	Balance	Balance	Balance	Score	LTV
Full/Alternative	2,658	$469,053,589	39.09%	$176,469	636	87.34%
Stated/Limited	3,180	730,947,325	60.91	229,858	671	81.27
Total	5,838	$1,200,000,914	100.00%	$205,550	657	83.65%

Aggregate Prepayment Penalty Terms

					Weighted	Weighted
			% of	Average	Average	Average
Prepayment	Number of	Principal	Principal	Principal	Credit	Original
Penalty Term	Loans	Balance	Balance	Balance	Score	LTV
12	429	$109,130,843	9.09%	$254,384	672	82.98%
24	1,871	378,372,423	31.53	202,230	631	85.64
36	1,195	212,344,884	17.70	177,694	677	83.96
60	123	22,723,072	1.89	184,740	659	89.83
Other	53	12,980,508	1.08	244,915	694	80.04
None	2,167	464,449,183	38.70	214,328	665	81.83
Total	5,838	$1,200,000,914	100.00%	$205,550	657	83.65%

Other means not None, 12, 24, 36 or 60 months and not more than 60 months.

Aggregate Debt-to-Income Ratios

					Weighted	Weighted
			% of	Average	Average	Average
Debt-to-Income	Number of	Principal	Principal	Principal	Credit	Original
Ratio	Loans	Balance	Balance	Balance	Score	LTV
0.01 - 20.00	259	$44,494,046	3.71%	$171,792	655	83.53%
20.01 - 25.00	257	47,198,149	3.93	183,650	652	84.02
25.01 - 30.00	464	93,171,264	7.76	200,800	655	84.03
30.01 - 35.00	676	146,384,122	12.20	216,545	651	84.03
35.01 - 40.00	802	165,352,130	13.78	206,175	651	83.97
40.01 - 45.00	1,001	209,367,694	17.45	209,159	651	84.66
45.01 - 50.00	869	177,339,366	14.78	204,073	644	85.69
50.01 - 55.00	260	49,611,393	4.13	190,813	627	86.37
55.01 - 60.00	12	2,884,526	0.24	240,377	638	83.26
60.01 +	7	1,772,564	0.15	253,223	665	73.16
Subtotal with Debt-to-Income	4,607	$937,575,253	78.13%	$203,511	649	84.55
Not Available	1,231	262,425,661	21.87	213,181	686	80.41
Total	5,838	$1,200,000,914	100.00%	$205,550	657	83.65%

Aggregate Maximum Mortgage Rates

					Weighted	Weighted
			% of	Average	Average	Average
Maximum Mortgage	Number of	Principal	Principal	Principal	Credit	Original
Rate (%)	Loans	Balance	Balance	Balance	Score	LTV
Fixed	1,343	$252,378,107	21.03%	$187,921	655	79.89%
9.000 - 9.999	1	531,250	0.04	531,250	620	85.00
10.000 - 10.999	64	17,570,762	1.46	274,543	705	77.48
11.000 - 11.999	409	106,614,792	8.88	260,672	690	80.49
12.000 - 12.999	1,192	299,267,367	24.94	251,063	679	81.82
13.000 - 13.999	1,193	263,195,699	21.93	220,617	667	84.73
14.000 - 14.999	855	150,857,344	12.57	176,441	619	89.10
15.000 - 15.999	614	87,654,305	7.30	142,759	595	91.81
16.000 - 16.999	151	19,496,391	1.62	129,115	580	89.86
17.000 - 17.999	13	1,864,122	0.16	143,394	554	84.57
18.000 or greater	3	570,774	0.05	190,258	565	69.25
Total	5,838	$1,200,000,914	100.00%	$205,550	657	83.65%

Aggregate Next Interest Rate Adjustment Date

					Weighted	Weighted
			% of	Average	Average	Average
Next Interest Rate	Number of	Principal	Principal	Principal	Credit	Original
Adjustment Date	Loans	Balance	Balance	Balance	Score	LTV
December 2005	2	$425,557	0.04%	$212,779	607	49.15%
January 2006	3	1,637,472	0.14	545,824	730	74.81
February 2006	5	1,396,931	0.12	279,386	690	91.69
March 2006	40	10,410,259	0.87	260,256	706	80.51
April 2006	53	15,118,065	1.26	285,247	708	82.17
July 2006	2	326,397	0.03	163,199	678	76.16
August 2008	1	103,843	0.01	103,843	644	80.00
September 2006	2	892,800	0.07	446,400	703	80.00
October 2006	1	543,997	0.05	543,997	691	80.00
December 2006	1	145,188	0.01	145,188	638	81.00
January 2007	1	490,499	0.04	490,499	708	90.00
February 2007	6	1,919,253	0.16	319,875	638	91.33
March 2007	6	1,020,040	0.09	170,007	694	87.64
April 2007	13	2,303,215	0.19	177,170	656	85.54
May 2007	34	6,387,583	0.53	187,870	656	88.47
June 2007	70	12,508,085	1.04	178,687	644	86.98
July 2007	174	33,712,629	2.81	193,751	665	84.45
August 2007	284	52,267,733	4.36	184,041	628	88.42
September 2007	923	184,807,223	15.40	200,225	622	87.25
October 2007	1,184	271,855,499	22.65	229,608	643	84.38
November 2007	87	14,178,019	1.18	162,966	631	89.25
December 2007	1	416,000	0.03	416,000	711	95.00
February 2008	1	217,000	0.02	217,000	677	95.00
March 2008	1	88,339	0.01	88,339	653	100.00
April 2008	4	604,826	0.05	151,206	679	85.90
May 2008	12	1,805,348	0.15	150,446	647	84.48
June 2008	27	5,436,005	0.45	201,334	667	77.42
July 2008	38	7,473,815	0.62	196,679	691	81.82
August 2008	93	18,713,570	1.56	201,221	676	83.43
September 2008	334	70,631,557	5.89	211,472	688	82.98
October 2008	343	68,603,838	5.72	200,011	691	83.37
November 2008	48	7,270,178	0.61	151,462	697	92.11
April 2010	2	325,028	0.03	162,514	723	95.00
May 2010	3	938,638	0.08	312,879	720	92.83
June 2010	15	3,481,000	0.29	232,067	692	76.46
July 2010	85	19,716,791	1.64	231,962	703	80.11
August 2010	105	20,292,149	1.69	193,259	694	83.53
September 2010	222	48,693,353	4.06	219,339	693	82.40
October 2010	166	32,418,192	2.70	195,290	687	83.91
November 2010	12	3,203,300	0.27	266,942	700	85.04
April 2012	3	397,589	0.03	132,530	732	80.75
June 2012	4	602,164	0.05	150,541	704	79.04
July 2012	6	1,387,518	0.12	231,253	699	75.82
August 2012	13	4,856,402	0.40	373,569	712	72.76
September 2012	12	3,309,561	0.28	275,797	692	79.83
October 2012	23	4,948,854	0.41	215,168	706	84.97
November 2012	8	2,206,296	0.18	275,787	692	83.81
August 2015	3	642,400	0.05	214,133	765	80.00
September 2015	19	6,492,806	0.54	341,727	711	77.56
Fixed	1,343	252,378,107	21.03	187,921	655	79.89
Total	5,838	$1,200,000,914	100.00%	$205,550	657	83.65%

Aggregate Note Margin

					Weighted	Weighted
				Average	Average	Average
Note	Number of	Principal	% of Principal	Principal	Credit	Original
Margin (%)	Loans	Balance	Balance	Balance	Score	LTV
Fixed	1,343	$252,378,107	21.03%	$187,921	655	79.89%
1.000 - 1.999	6	2,147,020	0.18	357,837	718	76.70
2.000 - 2.499	236	64,353,653	5.36	272,685	698	77.47
2.500 - 2.999	231	53,248,372	4.44	230,512	685	78.70
3.000 - 3.499	542	113,417,724	9.45	209,258	707	83.97
3.500 - 3.999	599	129,100,395	10.76	215,527	695	81.23
4.000 - 4.499	112	24,399,746	2.03	217,855	681	82.05
4.500 - 4.999	106	22,383,685	1.87	211,167	680	89.04
5.000 - 5.499	341	75,403,172	6.28	221,124	668	84.88
5.500 - 5.999	605	154,687,528	12.89	255,682	647	82.81
6.000 - 6.499	607	140,455,359	11.70	231,393	625	87.85
6.500 - 6.999	369	63,821,329	5.32	172,958	603	89.96
7.000 - 7.499	236	36,830,596	3.07	156,062	605	91.32
7.500 - 7.999	219	29,545,590	2.46	134,911	600	92.66
8.000 - 8.499	160	20,485,080	1.71	128,032	592	93.04
8.500 - 8.999	99	13,948,301	1.16	140,892	572	90.37
9.000 - 9.499	17	2,228,584	0.19	131,093	589	91.55
9.500 - 9.999	7	979,998	0.08	140,000	580	89.33
10.000 - 10.499	1	59,829	0.00	59,829	610	90.00
10.500 or greater	2	126,846	0.01	63,423	554	75.93
Total	5,838	$1,200,000,914	100.00%	$205,550	657	83.65%

RAMP Series 2005-RS9 - Collateral Characteristics

Group I Summary Report

(Statistical Pool)

Principal Balance	$696,262,572.53
Number of Mortgage Loans	2,660

Average	Minimum	Maximum
Original Principal Balance	$262,040.19	$30,000.00	$2,000,000.00
Current Principal Balance	$261,752.85	$29,932.80	$2,000,000.00

Weighted Average	Minimum	Maximum
Original Term (mos)	359	120	360
Remaining Term to Stated Maturity (mos)	357	118	360
Age (mos)	2	0	19
Mortgage Rate (%)	7.041%	4.250%	11.800%
Loan-to-Value Ratio (%)	83.50%	10.00%	100.00%

Credit Score	664	500	888

Margin (%)	4.764%	1.750%	9.990%
Initial Periodic Cap (%)	3.521%	1.000%	7.000%
Periodic Cap (%)	1.357%	1.000%	6.000%
Maximum Mortgage Rate (%)	13.113%	9.875%	18.490%
Minimum Mortgage Rate (%)	5.416%	1.750%	11.490%
Next Rate Adj. (mos)	32	1	118

Lien Position	% of Mortgage Loans	Loan Type	% of Mortgage Loans
1st Lien	100.00%	Adjustable-rate	76.19%
Fixed-rate	23.81%
Occupancy	% of Mortgage Loans
Primary Residence	84.44%	Loan Purpose	% of Mortgage Loans
Non-Owner Occupied	11.02%	Purchase	67.06%
Second/Vacation	4.54%	Equity Refinance	22.59%
Rate/Term Refinance	10.35%
Documentation	% of Mortgage Loans
Full Documentation	33.41%	Property Type	% of Mortgage Loans
Stated/Limited Documentation	66.59%	Condo High-rise	0.75%
Condo Low-rise	7.54%
Servicing	% of Mortgage Loans	Condo Mid-rise	0.47%
Homecomings	96.47%	PUD - Attached	2.62%
PUD - Detached	18.97%
Delinquency	% of Mortgage Loans	Single Family - 1 Unit	60.57%
Current	99.17%	Single Family 2 to 4 Unit	7.94%
30 to 59 Days Delinquent	0.83%	Townhouse	1.14%
60 or more Days	0.00%

% with Active Prepayment Penalty	58.34%

% over 80% LTV with MI	10.74%
IO Loans (%)	55.31%

Group I Credit Score Distribution

					Weighted
			% of	Average	Average
	Number of	Principal	Principal	Principal	Original
Range of Credit Scores	Loans	Balance	Balance	Balance	LTV
500 - 519	11	$2,607,279	0.37%	$237,025	80.70%
520 - 539	50	12,780,549	1.84	255,611	81.26
540 - 559	38	11,662,009	1.67	306,895	83.20
560 - 579	61	10,849,101	1.56	177,854	89.09
580 - 599	167	31,081,141	4.46	186,115	91.01
600 - 619	195	42,860,180	6.16	219,796	88.61
620 - 639	495	128,948,625	18.52	260,502	81.47
640 - 659	427	115,035,961	16.52	269,405	82.13
660 - 679	297	85,881,715	12.33	289,164	83.76
680 - 699	277	84,181,283	12.09	303,904	82.45
700 - 719	191	53,264,669	7.65	278,873	83.16
720 - 739	150	36,859,959	5.29	245,733	83.66
740 - 759	130	33,918,159	4.87	260,909	84.12
760 +	163	44,032,425	6.32	270,138	83.86
Subtotal with Credit Score	2,652	$693,963,057	99.67%	$261,675	83.52%
Not Available	8	2,299,516	0.33	287,439	78.68
Total	2,660	$696,262,573	100.00%	$261,753	83.50%

Group2A Credit Scores indicated as having a Credit Score that is "Not Available" include certain Group IB Credit Scores where the Credit Score was not provided by the related seller and Group IB Credit Scores where no credit history can be obtained for the related mortgagor

Group I Original Mortgage Loan Principal Balances

					Weighted	Weighted
			% of	Average	Average	Average
Original Mortgage	Number of	Principal	Principal	Principal	Credit	Original
Amount ($)	Loans	Balance	Balance	Balance	Score	LTV
100,000 or greater	381	$28,516,734	4.10%	$74,847	640	88.48%
100,001 - 200,000	895	131,393,412	18.87	146,808	664	86.33
200,001 - 300,000	513	126,231,571	18.13	246,065	664	83.99
300,001 - 400,000	346	122,323,155	17.57	353,535	666	82.94
400,001 - 500,000	270	120,057,817	17.24	444,659	662	82.76
500,001 - 600,000	144	79,381,583	11.40	551,261	667	83.45
600,001 - 700,000	56	36,236,971	5.20	647,089	666	82.66
700,001 - 800,000	22	16,358,086	2.35	743,549	656	80.80
800,001 - 900,000	13	11,181,825	1.61	860,140	668	78.23
900,001 - 1,000,000	7	6,651,894	0.96	950,271	688	77.66
1,000,001 - 1,100,000	2	2,072,000	0.30	1,036,000	671	70.00
1,100,001 - 1,200,000	1	1,167,720	0.17	1,167,720	667	75.00
1,200,001 - 1,300,000	5	6,232,057	0.90	1,246,411	694	72.22
1,300,001 - 1,400,000	2	2,705,725	0.39	1,352,863	691	75.00
1,700,001 - 1,800,000	1	1,755,000	0.25	1,755,000	692	65.00
1,900,001 - 2,000,000	2	3,997,022	0.57	1,998,511	658	65.00
Total	2,660	$696,262,573	100.00%	$261,753	664	83.50%

Group I Mortgage Rates

					Weighted	Weighted
				Average	Average	Average
Original Mortgage	Number of	Principal	% of Principal	Principal	Credit	Original
Rate (%)	Loans	Balance	Balance	Balance	Score	LTV
4.000 - 4.499	1	$346,972	0.05%	$346,972	801	80.00%
4.500 - 4.999	4	1,699,518	0.24	424,879	723	71.55
5.000 - 5.499	29	10,607,018	1.52	365,759	705	80.22
5.500 - 5.999	200	64,288,503	9.23	321,443	686	80.35
6.000 - 6.499	398	125,212,847	17.98	314,605	678	80.38
6.500 - 6.999	628	175,602,992	25.22	279,623	679	82.10
7.000 - 7.499	430	111,813,500	16.06	260,031	663	82.94
7.500 - 7.999	397	105,132,299	15.10	264,817	651	84.97
8.000 - 8.499	191	41,719,981	5.99	218,429	629	89.07
8.500 - 8.999	195	33,149,615	4.76	169,998	617	92.31
9.000 - 9.499	89	13,148,165	1.89	147,732	605	94.57
9.500 - 9.999	72	10,037,977	1.44	139,416	592	93.24
10.000 - 10.499	15	2,316,893	0.33	154,460	583	94.74
10.500 - 10.999	5	482,893	0.07	96,579	607	97.09
11.000 - 11.499	4	549,746	0.08	137,437	606	94.95
11.500 - 11.999	2	153,654	0.02	76,827	528	83.18
Total	2,660	$696,262,573	100.00%	$261,753	664	83.50%

Group I Net Mortgage Rates

					Weighted	Weighted
			% of	Average	Average	Average
Net Mortgage	Number of	Principal	Principal	Principal	Credit	Original
Rate (%)	Loans	Balance	Balance	Balance	Score	LTV
3.500 - 3.999	1	$346,972	0.05%	$346,972	801	80.00%
4.000 - 4.499	6	2,490,917	0.36	415,153	715	76.81
4.500 - 4.999	40	14,784,605	2.12	369,615	692	79.28
5.000 - 5.499	203	67,251,090	9.66	331,286	686	81.08
5.500 - 5.999	414	131,235,389	18.85	316,994	677	80.47
6.000 - 6.499	597	166,962,337	23.98	279,669	674	81.75
6.500 - 6.999	495	124,678,924	17.91	251,877	663	83.84
7.000 - 7.499	379	97,704,061	14.03	257,794	653	85.16
7.500 - 7.999	209	44,472,256	6.39	212,786	623	89.71
8.000 - 8.499	156	24,086,920	3.46	154,403	618	92.64
8.500 - 8.999	89	12,267,462	1.76	137,837	605	94.63
9.000 - 9.499	53	7,789,583	1.12	146,973	593	93.04
9.500 - 9.999	11	1,418,760	0.20	128,978	591	95.57
10.000 - 10.499	2	173,359	0.02	86,680	559	94.03
10.500 - 10.999	4	543,970	0.08	135,993	604	94.10
11.000 - 11.499	1	55,966	0.01	55,966	524	80.00
Total	2,660	$696,262,573	100.00%	$261,753	664	83.50%

Group I Original Loan-to-Value Ratios

					Weighted
			% of	Average	Average
Original Loan-to-Value	Number of	Principal	Principal	Principal	Credit
Ratio (%)	Loans	Balance	Balance	Balance	Score
00.01 - 50.00	29	$6,220,077	0.89%	$214,485	643
50.01 - 55.00	12	2,226,396	0.32	185,533	637
55.01 - 60.00	27	7,076,433	1.02	262,090	638
60.01 - 65.00	40	15,397,495	2.21	384,937	662
65.01 - 70.00	82	29,325,295	4.21	357,626	651
70.01 - 75.00	101	36,428,773	5.23	360,681	670
75.01 - 80.00	1,101	311,774,247	44.78	283,174	674
80.01 - 85.00	112	33,064,224	4.75	295,216	625
85.01 - 90.00	372	102,813,396	14.77	276,380	661
90.01 - 95.00	418	96,292,928	13.83	230,366	665
95.01 - 100.00	366	55,643,308	7.99	152,031	644
Total	2,660	$696,262,573	100.00%	$261,753	664

Group I Geographical Distribution of Mortgaged Properties

Weighted	Weighted
% of	Average	Average	Average
Number of	Principal	Principal	Principal	Credit	Original
State	Loans	Balance	Balance	Balance	Score	LTV
Alabama	38	$4,559,839	0.65%	$119,996	629	95.14%
Alaska	3	675,011	0.10	225,004	659	87.66
Arizona	136	34,716,693	4.99	255,270	660	82.99
Arkansas	13	1,437,352	0.21	110,566	652	95.28
California	455	202,005,122	29.01	443,967	666	81.38
Colorado	36	7,700,360	1.11	213,899	656	86.19
Connecticut	24	6,573,692	0.94	273,904	654	79.27
Delaware	2	371,572	0.05	185,786	631	80.00
District of Columbia	10	6,324,944	0.91	632,494	707	74.57
Florida	459	103,370,444	14.85	225,208	671	84.48
Georgia	96	20,382,784	2.93	212,321	654	87.79
Hawaii	10	4,049,913	0.58	404,991	665	79.35
Idaho	15	2,182,475	0.31	145,498	670	80.39
Illinois	105	29,292,826	4.21	278,979	664	84.08
Indiana	55	6,876,556	0.99	125,028	658	89.52
Iowa	7	866,107	0.12	123,730	652	92.55
Kansas	3	466,921	0.07	155,640	624	81.93
Kentucky	21	2,071,820	0.30	98,658	632	95.01
Louisiana	38	4,303,191	0.62	113,242	611	91.71
Maine	6	1,724,989	0.25	287,498	623	84.70
Maryland	71	24,454,637	3.51	344,432	656	82.91
Massachusetts	51	15,507,144	2.23	304,062	668	80.67
Michigan	47	7,371,384	1.06	156,838	648	84.82
Minnesota	32	9,271,627	1.33	289,738	684	80.27
Mississippi	28	2,959,413	0.43	105,693	620	92.39
Missouri	25	3,343,014	0.48	133,721	645	88.93
Montana	5	852,900	0.12	170,580	701	93.67
Nebraska	4	314,433	0.05	78,608	683	85.29
Nevada	39	10,686,249	1.53	274,006	695	83.42
New Hampshire	7	2,432,430	0.35	347,490	671	78.66
New Jersey	109	32,237,266	4.63	295,755	664	84.22
New Mexico	7	1,269,870	0.18	181,410	659	82.07
New York	60	22,297,800	3.20	371,630	661	77.04
North Carolina	59	8,413,131	1.21	142,595	659	86.80
North Dakota	1	69,895	0.01	69,895	580	100.00
Ohio	74	9,446,120	1.36	127,650	636	92.83
Oklahoma	6	751,607	0.11	125,268	669	98.90
Oregon	30	7,543,615	1.08	251,454	665	78.48
Pennsylvania	65	13,092,662	1.88	201,426	653	87.14
Rhode Island	5	1,044,006	0.15	208,801	662	80.73
South Carolina	43	7,648,741	1.10	177,878	670	87.38
South Dakota	1	56,700	0.01	56,700	599	100.00
Tennessee	34	3,887,280	0.56	114,332	646	90.53
Texas	136	19,340,619	2.78	142,210	637	88.17
Utah	22	4,726,836	0.68	214,856	698	86.05
Vermont	2	242,417	0.03	121,208	707	80.00
Virginia	112	35,890,034	5.15	320,447	673	83.60
Washington	35	8,509,199	1.22	243,120	669	82.79
West Virginia	1	309,500	0.04	309,500	647	100.00
Wisconsin	13	1,876,273	0.27	144,329	669	89.51
Wyoming	4	463,156	0.07	115,789	665	85.62
Total	2,660	$696,262,573	100.00%	$261,753	664	83.50%

Group I Mortgage Loan Purpose

Weighted	Weighted
% of	Average	Average	Average
Loan	Number of	Principal	Principal	Principal	Credit	Original
Purpose	Loans	Balance	Balance	Balance	Score	LTV
Equity Refinance	511	$157,265,316	22.59%	$307,760	649	80.31%
Purchase	1,955	466,922,892	67.06	238,835	671	84.85
Rate/Term Refinance	194	72,074,364	10.35	371,517	649	81.75
Total	2,660	$696,262,573	100.00%	$261,753	664	83.50%

Group I Occupancy Type

Weighted	Weighted
% of	Average	Average	Average
Occupancy	Number of	Principal	Principal	Principal	Credit	Original
Type	Loans	Balance	Balance	Balance	Score	LTV
Non Owner-Occupied	341	$76,737,500	11.02%	$225,037	700	80.86%
Primary Residence	2,167	587,929,898	84.44	271,311	658	83.81
Second Home	152	31,595,174	4.54	207,863	692	84.28
Total	2,660	$696,262,573	100.00%	$261,753	664	83.50%

Group I Mortgaged Property Types

					Weighted	Weighted
			% of	Average	Average	Average
Property	Number of	Principal	Principal	Principal	Credit	Original
Type	Loans	Balance	Balance	Balance	Score	LTV
Condo High-Rise (8 stories or more)	16	$5,242,106	0.75%	$327,632	689	81.51%
Condo Low-Rise (5 stories or less)	249	52,482,000	7.54	210,771	685	84.93
Condo Mid-Rise (5 to 8 stories)	15	3,293,769	0.47	219,585	720	82.07
PUD - Attached	75	18,269,558	2.62	243,594	664	87.65
PUD - Detached	453	132,069,218	18.97	291,544	665	83.42
Single Family - 1 Unit	1,647	421,692,538	60.57	256,037	658	83.67
Single Family - 2 to 4 Unit	179	55,305,236	7.94	308,968	681	80.59
Townhouse	26	7,908,146	1.14	304,159	693	79.50
Total	2,660	$696,262,573	100.00%	$261,753	664	83.50%

Group I Mortgage Loan Documentation Types

					Weighted	Weighted
				Average	Average	Average
Number of		Principal	% of Principal	Principal	Credit	Original
Documentation Type	Loans	Balance	Balance	Balance	Score	LTV
Full/Alternative	1,019	$232,623,772	33.41%	$228,286	646	87.02%
Stated/Limited	1,641	463,638,800	66.59	282,534	673	81.74
Total	2,660	$696,262,573	100.00%	$261,753	664	83.50%

Group I Prepayment Penalty Terms

					Weighted	Weighted
			% of	Average	Average	Average
Prepayment	Number of	Principal	Principal	Principal	Credit	Original
Penalty Term	Loans	Balance	Balance	Balance	Score	LTV
12	204	$66,693,960	9.58%	$326,931	673	82.56%
24	677	193,682,086	27.82	286,089	643	85.45
36	558	116,172,543	16.69	208,195	683	84.40
60	123	22,723,072	3.26	184,740	659	89.83
Other	19	6,928,727	1.00	364,670	697	80.61
None	1,079	290,062,184	41.66	268,825	668	81.64
Total	2,660	$696,262,573	100.00%	$261,753	664	83.50%

Other means not None, 12, 24, 36 or 60 months and not more than 60 months.

Group I Debt-to-Income Ratio

					Weighted	Weighted
			% of	Average	Average	Average
Debt-to-Income	Number of	Principal	Principal	Principal	Credit	Original
Ratio	Loans	Balance	Balance	Balance	Score	LTV
0.01 - 20.00	90	$21,030,142	3.02%	$233,668	659	84.57%
20.01 - 25.00	104	25,548,060	3.67	245,654	659	84.07
25.01 - 30.00	209	54,375,706	7.81	260,171	662	83.66
30.01 - 35.00	295	86,815,111	12.47	294,289	658	83.97
35.01 - 40.00	360	94,129,879	13.52	261,472	660	84.01
40.01 - 45.00	469	123,122,869	17.68	262,522	660	84.15
45.01 - 50.00	373	101,844,921	14.63	273,043	657	84.85
50.01 - 55.00	91	21,864,735	3.14	240,272	632	85.39
55.01 - 60.00	7	2,173,144	0.31	310,449	645	82.90
60.01 +	2	789,758	0.11	394,879	693	73.29
Subtotal with Debt-to-Income	2,000	$531,694,325	76.36%	$265,847	658	84.22%
Not Available	660	164,568,247	23.64	249,346	683	81.18
Total	2,660	$696,262,573	100.00%	$261,753	664	83.50%

Group I Maximum Mortgage Rates

					Weighted	Weighted
			% of	Average	Average	Average
Maximum Mortgage	Number of	Principal	Principal	Principal	Credit	Original
Rate (%)	Loans	Balance	Balance	Balance	Score	LTV
Fixed	798	$165,785,481	23.81%	$207,751	657	80.45%
9.000 - 9.999	1	531,250	0.08	531,250	620	85.00
10.000 - 10.999	50	14,735,307	2.12	294,706	713	77.42
11.000 - 11.999	243	75,551,982	10.85	310,914	693	81.33
12.000 - 12.999	566	183,522,776	26.36	324,245	682	82.19
13.000 - 13.999	445	140,006,994	20.11	314,622	667	84.49
14.000 - 14.999	303	72,017,340	10.34	237,681	625	88.91
15.000 - 15.999	192	34,028,464	4.89	177,232	609	94.62
16.000 - 16.999	56	9,215,056	1.32	164,555	589	92.65
17.000 - 17.999	5	822,952	0.12	164,590	590	93.24
18.000 or greater	1	44,971	0.01	44,971	604	100.00%
Total	2,660	$696,262,573	100.00%	$261,753	664	83.50%

Group I Next Interest Rate Adjustment Date

					Weighted	Weighted
			% of	Average	Average	Average
Next Interest Rate	Number of	Principal	Principal	Principal	Credit	Original
Adjustment Date	Loans	Balance	Balance	Balance	Score	LTV
December 2005	2	$425,557	0.06%	$212,779	607	49.15%
January 2006	3	1,637,472	0.24	545,824	730	74.81
February 2006	4	1,087,281	0.16	271,820	673	92.17
March 2006	17	5,971,763	0.86	351,280	707	79.30
April 2006	30	10,682,176	1.53	356,073	702	82.76
August 2008	1	103,843	0.01	103,843	644	80.00
September 2006	2	892,800	0.13	446,400	703	80.00
October 2006	1	543,997	0.08	543,997	691	80.00
January 2007	1	490,499	0.07	490,499	708	90.00
February 2007	4	1,507,263	0.22	376,816	654	93.00
March 2007	1	60,067	0.01	60,067	538	90.00
April 2007	5	1,268,881	0.18	253,776	661	84.44
May 2007	15	3,071,693	0.44	204,780	656	87.27
June 2007	29	6,590,380	0.95	227,254	643	85.91
July 2007	84	19,931,201	2.86	237,276	669	83.80
August 2007	123	29,227,774	4.20	237,624	643	90.33
September 2007	290	87,593,531	12.58	302,047	635	86.71
October 2007	454	150,516,225	21.62	331,534	652	84.27
November 2007	45	8,477,541	1.22	188,390	629	88.44
December 2007	1	416,000	0.06	416,000	711	95.00
April 2008	2	293,694	0.04	146,847	634	97.36
May 2008	3	611,764	0.09	203,921	672	89.04
June 2008	11	2,898,056	0.42	263,460	674	77.78
July 2008	15	3,883,724	0.56	258,915	713	80.48
August 2008	29	8,190,918	1.18	282,445	684	82.02
September 2008	108	36,471,753	5.24	337,701	684	82.55
October 2008	106	30,675,715	4.41	289,394	680	84.21
November 2008	12	2,407,723	0.35	200,644	717	95.40
April 2010	1	120,150	0.02	120,150	754	95.00
May 2010	2	632,313	0.09	316,157	709	99.05
June 2010	9	2,420,969	0.35	268,997	702	80.00
July 2010	52	13,988,609	2.01	269,012	711	81.43
August 2010	65	13,761,854	1.98	211,721	698	84.24
September 2010	130	32,955,791	4.73	253,506	695	82.92
October 2010	118	25,269,753	3.63	214,150	686	84.50
November 2010	12	3,203,300	0.46	266,942	700	85.04
April 2012	3	397,589	0.06	132,530	732	80.75
June 2012	4	602,164	0.09	150,541	704	79.04
July 2012	4	1,008,958	0.14	252,239	684	74.25
August 2012	11	4,468,160	0.64	406,196	717	71.11
September 2012	10	3,016,261	0.43	301,626	693	78.73
October 2012	19	4,243,327	0.61	223,333	700	85.08
November 2012	8	2,206,296	0.32	275,787	692	83.81
August 2015	2	584,000	0.08	292,000	767	80.00
September 2015	14	5,668,306	0.81	404,879	713	78.17
Fixed	798	165,785,481	23.81	207,751	657	80.45
Total	2,660	$696,262,573	100.00%	$261,753	664	83.50%

Group I Note Margin

					Weighted	Weighted
				Average	Average	Average
Note	Number of	Principal	% of Principal	Principal	Credit	Original
Margin (%)	Loans	Balance	Balance	Balance	Score	LTV
Fixed	798	$165,785,481	23.81%	$207,751	657	80.45%
1.000 - 1.999	4	1,521,020	0.22	380,255	731	80.00
2.000 - 2.499	128	45,759,836	6.57	357,499	702	76.78
2.500 - 2.999	114	34,917,466	5.01	306,294	692	78.96
3.000 - 3.499	256	69,050,043	9.92	269,727	704	83.92
3.500 - 3.999	263	72,415,895	10.40	275,346	688	82.04
4.000 - 4.499	48	13,551,500	1.95	282,323	685	80.14
4.500 - 4.999	47	13,367,230	1.92	284,409	676	88.49
5.000 - 5.499	133	39,677,724	5.70	298,329	675	85.40
5.500 - 5.999	263	93,774,824	13.47	356,558	658	83.20
6.000 - 6.499	230	75,871,689	10.90	329,877	631	88.26
6.500 - 6.999	113	27,092,969	3.89	239,761	614	90.02
7.000 - 7.499	106	18,910,959	2.72	178,405	615	94.36
7.500 - 7.999	78	11,928,286	1.71	152,927	601	93.00
8.000 - 8.499	52	7,082,531	1.02	136,203	608	95.47
8.500 - 8.999	21	4,784,849	0.69	227,850	579	91.54
9.000 - 9.499	3	571,258	0.08	190,420	599	92.51
9.500 - 9.999	3	199,012	0.03	66,337	583	100.00
Total	2,660	$696,262,573	100.00%	$261,753	664	83.50%

RAMP Series 2005-RS9 - Collateral Characteristics

Group II Summary Report

(Statistical Pool)

Principal Balance	$503,738,341.28
Number of Mortgage Loans	3,178

Average	Minimum	Maximum
Original Principal Balance	$158,670.13	$16,100.00	$532,000.00
Current Principal Balance	$158,507.97	$16,080.39	$532,000.00

Weighted Average	Minimum	Maximum
Original Term (mos)	359	120	360
Remaining Term to Stated Maturity (mos)	357	116	360
Age (mos)	2	0	13
Mortgage Rate (%)	7.392%	5.125%	12.500%
Loan-to-Value Ratio (%)	83.84%	19.00%	100.00%

Credit Score	648	500	813

Margin (%)	5.224%	1.826%	10.650%
Initial Periodic Cap (%)	3.222%	1.000%	6.000%
Periodic Cap (%)	1.307%	1.000%	6.000%
Maximum Mortgage Rate (%)	13.614%	10.125%	18.500%
Minimum Mortgage Rate (%)	6.041%	1.875%	11.550%
Next Rate Adj. (mos)	28	3	118

Lien Position	% of Mortgage Loans	Loan Type	% of Mortgage Loans
1st Lien	100.00%	Adjustable-rate	82.81%
Fixed-rate	17.19%
Occupancy	% of Mortgage Loans
Primary Residence	67.81%	Loan Purpose	% of Mortgage Loans
Non-Owner Occupied	30.78%	Purchase	41.63%
Second/Vacation	1.41%	Equity Refinance	40.44%
Rate/Term Refinance	17.93%
Documentation	% of Mortgage Loans
Full Documentation	46.94%	Property Type	% of Mortgage Loans
Stated/Limited Documentation	53.06%	Condo High-rise	0.36%
Condo Low-rise	8.43%
Servicing	% of Mortgage Loans	Condo Mid-rise	0.25%
Homecomings	98.13%	PUD - Attached	2.26%
PUD - Detached	13.08%
Delinquency	% of Mortgage Loans	Single Family - 1 Unit	64.86%
Current	99.65%	Single Family 2 to 4 Unit	9.87%
30 to 59 Days Delinquent	0.35%	Townhouse	0.82%
60 or more Days	0.00%

% with Active Prepayment Penalty	65.38%

% over 80% LTV with MI	7.90%

IO Loans (%)	42.34%

Group II Credit Score Distribution

					Weighted
			% of	Average	Average
	Number of	Principal	Principal	Principal	Original
Range of Credit Scores	Loans	Balance	Balance	Balance	LTV
500 - 519	97	$14,397,659	2.86%	$148,429	76.80%
520 - 539	165	20,998,118	4.17	127,261	81.80
540 - 559	121	16,584,445	3.29	137,062	82.73
560 - 579	80	11,817,591	2.35	147,720	88.87
580 - 599	286	39,766,309	7.89	139,043	89.00
600 - 619	316	48,556,453	9.64	153,660	87.65
620 - 639	445	75,736,874	15.03	170,195	81.63
640 - 659	437	76,148,395	15.12	174,253	82.58
660 - 679	298	49,421,456	9.81	165,844	84.38
680 - 699	267	43,748,085	8.68	163,851	84.09
700 - 719	198	30,445,309	6.04	153,764	83.13
720 - 739	184	30,856,336	6.13	167,697	83.24
740 - 759	125	19,987,116	3.97	159,897	83.55
760 +	156	24,908,610	4.94	159,671	83.33
Subtotal with Credit Score	3,175	$503,372,755	99.93%	$158,543	83.85%
Not Available	3	365,586	0.07	121,862	74.13
Total	3,178	$503,738,341	100.00%	$158,508	83.84%

Group2B Credit Scores indicated as having a Credit Score that is "Not Available" include certain Group IA Credit Scores where the Credit Score was not provided by the related seller and Group IA Credit Scores where no credit history can be obtained for the related mortgagor

Group II Original Mortgage Loan Principal Balances

					Weighted	Weighted
			% of	Average	Average	Average
Original Mortgage	Number of	Principal	Principal	Principal	Credit	Original
Amount ($)	Loans	Balance	Balance	Balance	Score	LTV
100,000 or less	867	$63,898,737	12.68%	$73,701	634	87.16%
100,001 - 200,000	1,452	210,815,044	41.85	145,189	648	84.44
200,001 - 300,000	646	158,000,036	31.37	244,582	648	82.65
300,001 - 400,000	206	67,787,179	13.46	329,064	658	81.58
400,001 - 500,000	6	2,705,345	0.54	450,891	712	85.37
500,001 - 600,000	1	532,000	0.11	532,000	719	80.00
Total	3,178	$503,738,341	100.00%	$158,508	648	83.84%

Group II Mortgage Rates

					Weighted	Weighted
				Average	Average	Average
Original Mortgage	Number of	Principal	% of Principal	Principal	Credit	Original
Rate (%)	Loans	Balance	Balance	Balance	Score	LTV
5.000 - 5.499	8	$1,673,231	0.33%	$209,154	665	74.02%
5.500 - 5.999	118	23,715,449	4.71	200,978	674	76.69
6.000 - 6.499	315	63,278,473	12.56	200,884	669	78.46
6.500 - 6.999	646	116,086,882	23.05	179,701	668	81.07
7.000 - 7.499	553	90,452,440	17.96	163,567	672	83.84
7.500 - 7.999	562	88,724,344	17.61	157,872	644	85.24
8.000 - 8.499	282	38,196,755	7.58	135,449	621	88.80
8.500 - 8.999	340	42,972,127	8.53	126,389	596	90.71
9.000 - 9.499	163	18,310,379	3.63	112,334	577	90.26
9.500 - 9.999	141	15,124,874	3.00	107,269	578	90.58
10.000 - 10.499	22	2,060,620	0.41	93,665	570	91.74
10.500 - 10.999	18	2,011,391	0.40	111,744	566	88.75
11.000 - 11.499	7	778,528	0.15	111,218	541	73.19
11.500 - 11.999	2	126,846	0.03	63,423	554	75.93
12.500 - 12.999	1	226,002	0.04	226,002	638	90.00
Total	3,178	$503,738,341	100.00%	$158,508	648	83.84%

Group II Net Mortgage Rates

					Weighted	Weighted
			% of	Average	Average	Average
Net Mortgage	Number of	Principal	Principal	Principal	Credit	Original
Rate (%)	Loans	Balance	Balance	Balance	Score	LTV
4.500 - 4.999	10	$2,103,831	0.42%	$210,383	672	73.89%
5.000 - 5.499	128	25,995,970	5.16	203,094	674	77.91
5.500 - 5.999	366	72,059,620	14.30	196,884	664	78.95
6.000 - 6.499	612	110,858,848	22.01	181,142	668	81.25
6.500 - 6.999	612	98,497,679	19.55	160,944	666	83.76
7.000 - 7.499	531	82,754,548	16.43	155,847	644	85.36
7.500 - 7.999	343	45,889,588	9.11	133,789	615	89.23
8.000 - 8.499	286	33,978,503	6.75	118,806	597	91.17
8.500 - 8.999	165	18,033,917	3.58	109,296	575	90.25
9.000 - 9.499	87	9,493,505	1.88	109,121	579	91.36
9.500 - 9.999	20	1,913,323	0.38	95,666	579	94.13
10.000 - 10.499	11	1,319,076	0.26	119,916	548	84.77
10.500 - 10.999	6	613,932	0.12	102,322	534	68.38
12.000 - 12.499	1	226,002	0.04	226,002	638	90.00
Total	3,178	$503,738,341	100.00%	$158,508	648	83.84%

Group II Original Loan-to-Value Ratios

					Weighted
			% of	Average	Average
Original Loan-to-Value	Number of	Principal	Principal	Principal	Credit
Ratio (%)	Loans	Balance	Balance	Balance	Score
50.01 - 55.00	40	$7,343,274	1.46%	$183,582	628
50.01 - 55.00	19	2,483,332	0.49	130,702	625
55.01 - 60.00	27	4,979,281	0.99	184,418	631
60.01 - 65.00	48	8,987,094	1.78	187,231	637
65.01 - 70.00	108	18,301,621	3.63	169,459	641
70.01 - 75.00	146	26,854,148	5.33	183,933	639
75.01 - 80.00	1,216	202,713,151	40.24	166,705	661
80.01 - 85.00	270	40,268,464	7.99	149,142	597
85.01 - 90.00	519	82,617,371	16.40	159,186	655
90.01 - 95.00	336	52,267,336	10.38	155,558	662
95.01 - 100.00	449	56,923,270	11.30	126,778	626
Total	3,178	$503,738,341	100.00%	$158,508	648

Group II Geographical Distribution of Mortgaged Properties

					Weighted	Weighted
			% of	Average	Average	Average
	Number of	Principal	Principal	Principal	Credit	Original
State	Loans	Balance	Balance	Balance	Score	LTV
Alabama	57	$5,574,720	1.11%	$97,802	610	92.58%
Alaska	4	910,658	0.18	227,665	672	90.85
Arizona	168	30,869,667	6.13	183,748	639	83.07
Arkansas	10	922,091	0.18	92,209	612	96.11
California	229	58,355,289	11.58	254,827	648	78.13
Colorado	94	15,590,639	3.09	165,858	647	84.31
Connecticut	22	4,097,731	0.81	186,261	656	84.28
Delaware	8	975,637	0.19	121,955	676	81.80
District of Columbia	10	2,340,061	0.46	234,006	667	75.68
Florida	479	76,886,941	15.26	160,516	662	82.20
Georgia	149	20,679,378	4.11	138,788	635	88.74
Hawaii	18	5,942,351	1.18	330,131	661	85.77
Idaho	20	2,744,361	0.54	137,218	635	86.18
Illinois	205	36,551,312	7.26	178,299	658	84.40
Indiana	93	9,803,973	1.95	105,419	635	89.54
Iowa	20	1,684,019	0.33	84,201	615	86.66
Kansas	26	2,477,287	0.49	95,280	598	86.92
Kentucky	31	2,858,783	0.57	92,219	630	90.33
Louisiana	32	3,223,662	0.64	100,739	639	88.92
Maine	10	1,796,644	0.36	179,664	631	73.76
Maryland	66	13,447,713	2.67	203,753	647	80.30
Massachusetts	47	10,087,811	2.00	214,634	661	79.96
Michigan	151	17,052,253	3.39	112,929	633	87.53
Minnesota	88	15,718,025	3.12	178,614	660	86.28
Mississippi	26	2,036,080	0.40	78,311	587	90.73
Missouri	92	9,926,356	1.97	107,895	633	88.30
Montana	4	487,870	0.10	121,968	638	81.68
Nebraska	11	1,213,115	0.24	110,283	632	92.34
Nevada	49	10,687,187	2.12	218,106	664	82.38
New Hampshire	8	1,502,021	0.30	187,753	646	79.62
New Jersey	70	15,855,810	3.15	226,512	671	80.86
New Mexico	14	1,946,039	0.39	139,003	645	90.43
New York	25	5,203,547	1.03	208,142	643	70.66
North Carolina	97	11,834,527	2.35	122,005	649	86.56
North Dakota	2	291,075	0.06	145,538	655	99.48
Ohio	123	13,404,594	2.66	108,980	632	88.17
Oklahoma	20	2,049,604	0.41	102,480	610	91.49
Oregon	30	5,399,657	1.07	179,989	646	86.16
Pennsylvania	80	9,035,746	1.79	112,947	629	86.56
Rhode Island	14	3,435,867	0.68	245,419	644	75.99
South Carolina	55	7,047,233	1.40	128,132	670	86.96
Tennessee	84	8,538,533	1.70	101,649	634	90.24
Texas	98	11,258,963	2.24	114,887	622	87.49
Utah	27	3,820,932	0.76	141,516	660	86.40
Vermont	2	351,652	0.07	175,826	718	89.10
Virginia	95	19,737,197	3.92	207,760	656	82.02
Washington	67	11,750,668	2.33	175,383	640	83.10
West Virginia	9	1,096,321	0.22	121,813	645	97.76
Wisconsin	36	4,845,609	0.96	134,600	636	89.26
Wyoming	3	391,138	0.08	130,379	684	82.63
Total	3,178	$503,738,341	100.00%	$158,508	648	83.84%

Group II Mortgage Loan Purpose

Weighted	Weighted
% of	Average	Average	Average
Loan	Number of	Principal	Principal	Principal	Credit	Original
Purpose	Loans	Balance	Balance	Balance	Score	LTV
Cash Out Refinance	1,215	$203,725,083	40.44%	$167,675	626	82.01%
Purchase	1,488	209,684,179	41.63	140,917	671	86.21
Rate/Term Refinance	475	90,329,078	17.93	190,166	644	82.47
Total	3,178	$503,738,341	100.00%	$158,508	648	83.84%

Group II Occupancy Type

Weighted	Weighted
% of	Average	Average	Average
Occupancy	Number of	Principal	Principal	Principal	Credit	Original
Type	Loans	Balance	Balance	Balance	Score	LTV
Non Owner-Occupied	1,044	$155,045,018	30.78%	$148,511	696	82.54%
Primary Residence	2,091	341,592,093	67.81	163,363	626	84.47
Second Home	43	7,101,230	1.41	165,145	670	81.73
Total	3,178	$503,738,341	100.00%	$158,508	648	83.84%

Group II Mortgaged Property Types

				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
Property	Number of	Principal	Principal	Principal	Credit	Original
Type	Loans	Balance	Balance	Balance	Score	LTV
Condo High-Rise (8 stories or more)	11	$1,805,601	0.36%	$164,146	694	83.22%
Condo Low-Rise (5 stories or less)	262	42,462,256	8.43	162,070	676	84.18
Condo Mid-Rise (5 to 8 stories)	8	1,255,577	0.25	156,947	737	83.06
Leasehold	1	225,684	0.04	225,684	670	54.00
Manufactured Housing	1	147,406	0.03	147,406	721	80.00
PUD - Attached	64	11,368,379	2.26	177,631	645	85.45
PUD - Detached	329	65,867,184	13.08	200,204	651	82.94
Single Family - 1 Unit	2,196	326,719,606	64.86	148,779	638	84.38
Single Family - 2 to 4 Unit	270	49,738,320	9.87	184,216	681	80.77
Townhouse	36	4,148,328	0.82	115,231	662	86.58
Total	3,178	$503,738,341	100.00%	$158,508	648	83.84%

Group II Mortgage Loan Documentation Types

					Weighted	Weighted
				Average	Average	Average
Number of		Principal	% of Principal	Principal	Credit	Original
Documentation Type	Loans	Balance	Balance	Balance	Score	LTV
Full/Alternative	1,639	$236,429,817	46.94%	$144,252	627	87.65%
Stated/Limited	1,539	267,308,524	53.06	173,690	667	80.46
Total	3,178	$503,738,341	100.00%	$158,508	648	83.84%

Group II Prepayment Penalty Terms

					Weighted	Weighted
			% of	Average	Average	Average
Prepayment	Number of	Principal	Principal	Principal	Credit	Original
Penalty Term	Loans	Balance	Balance	Balance	Score	LTV
12	225	$42,436,883	8.42%	$188,608	671	83.63%
24	1,194	184,690,337	36.66	154,682	617	85.85
36	637	96,172,342	19.09	150,977	671	83.43
Other	34	6,051,781	1.20	177,994	692	79.39
None	1,088	174,386,999	34.62	160,282	661	82.14
Total	3,178	$503,738,341	100.00%	$158,508	648	83.84%

Other means not None, 12, 24,or 36 months and not more than 36 months.

Group II Debt-to-Income Ratio

					Weighted	Weighted
			% of	Average	Average	Average
Debt-to-Income	Number of	Principal	Principal	Principal	Credit	Original
Ratio	Loans	Balance	Balance	Balance	Score	LTV
0.01 - 20.00	169	$23,463,903	4.66%	$138,840	651	82.60%
20.01 - 25.00	153	21,650,089	4.30	141,504	645	83.97
25.01 - 30.00	255	38,795,558	7.70	152,139	644	84.53
30.01 - 35.00	381	59,569,011	11.83	156,349	642	84.12
35.01 - 40.00	442	71,222,251	14.14	161,136	640	83.91
40.01 - 45.00	532	86,244,825	17.12	162,114	637	85.39
45.01 - 50.00	496	75,494,446	14.99	152,207	627	86.82
50.01 - 55.00	169	27,746,658	5.51	164,181	623	87.13
55.01 - 60.00	5	711,381	0.14	142,276	616	84.36
60.01 +	5	982,806	0.20	196,561	643	73.06
Subtotal with Debt-to-Income	2,607	$405,880,928	80.57%	$155,689	637	84.98%
Not Available	571	97,857,413	19.43	171,379	692	79.11
Total	3,178	$503,738,341	100.00%	$158,508	648	83.84%

Group II Maximum Mortgage Rates

					Weighted	Weighted
			% of	Average	Average	Average
Maximum Mortgage	Number of	Principal	Principal	Principal	Credit	Original
Rate (%)	Loans	Balance	Balance	Balance	Score	LTV
Fixed	545	$86,592,626	17.19%	$158,886	651	78.81%
10.000 - 10.999	14	2,835,455	0.56	202,533	669	77.82
11.000 - 11.999	166	31,062,811	6.17	187,125	683	78.43
12.000 - 12.999	626	115,744,591	22.98	184,896	675	81.22
13.000 - 13.999	748	123,188,705	24.45	164,691	668	85.01
14.000 - 14.999	552	78,840,004	15.65	142,826	613	89.26
15.000 - 15.999	422	53,625,841	10.65	127,075	586	90.03
16.000 - 16.999	95	10,281,335	2.04	108,225	571	87.36
17.000 - 17.999	8	1,041,170	0.21	130,146	525	77.72
18.000 +	2	525,803	0.10	262,901	562	66.62
Total	3,178	$503,738,341	100.00%	$158,508	648	83.84%

Group II Next Interest Rate Adjustment Date

					Weighted	Weighted
			% of	Average	Average	Average
Next Interest Rate	Number of	Principal	Principal	Principal	Credit	Original
Adjustment Date	Loans	Balance	Balance	Balance	Score	LTV
February 2006	1	$309,650	0.06%	$309,650	747	90.00%
March 2006	23	4,438,496	0.88	192,978	706	82.15
April 2006	23	4,435,890	0.88	192,865	723	80.74
July 2006	2	326,397	0.06	163,199	678	76.16
December 2006	1	145,188	0.03	145,188	638	81.00
February 2007	2	411,990	0.08	205,995	580	85.22
March 2007	5	959,973	0.19	191,995	704	87.50
April 2007	8	1,034,334	0.21	129,292	650	86.90
May 2007	19	3,315,889	0.66	174,520	656	89.58
June 2007	41	5,917,705	1.17	144,334	646	88.16
July 2007	90	13,781,429	2.74	153,127	661	85.40
August 2007	161	23,039,959	4.57	143,105	608	86.00
September 2007	633	97,213,692	19.30	153,576	610	87.73
October 2007	730	121,339,274	24.09	166,218	631	84.52
November 2007	42	5,700,478	1.13	135,726	633	90.45
February 2008	1	217,000	0.04	217,000	677	95.00
March 2008	1	88,339	0.02	88,339	653	100.00
April 2008	2	311,132	0.06	155,566	721	75.08
May 2008	9	1,193,584	0.24	132,620	635	82.15
June 2008	16	2,537,948	0.50	158,622	659	77.02
July 2008	23	3,590,091	0.71	156,091	665	83.26
August 2008	64	10,522,652	2.09	164,416	671	84.52
September 2008	226	34,159,804	6.78	151,150	693	83.44
October 2008	237	37,928,123	7.53	160,034	699	82.68
November 2008	36	4,862,455	0.97	135,068	687	90.48
April 2010	1	204,878	0.04	204,878	705	95.00
May 2010	1	306,325	0.06	306,325	743	80.00
June 2010	6	1,060,031	0.21	176,672	667	68.37
July 2010	33	5,728,182	1.14	173,581	683	76.89
August 2010	40	6,530,295	1.30	163,257	683	82.04
September 2010	92	15,737,563	3.12	171,060	689	81.30
October 2010	48	7,148,438	1.42	148,926	693	81.82
July 2012	2	378,560	0.08	189,280	739	80.00
August 2012	2	388,242	0.08	194,121	657	91.83
September 2012	2	293,300	0.06	146,650	685	91.13
October 2012	4	705,527	0.14	176,382	738	84.33
August 2015	1	58,400	0.01	58,400	747	80.00
September 2015	5	824,500	0.16	164,900	698	73.33
Fixed	545	86,592,626	17.19	158,886	651	78.81
Total	3,178	$503,738,341	100.00%	$158,508	648	83.84%

Group II Note Margin

					Weighted	Weighted
				Average	Average	Average
Note	Number of	Principal	% of Principal	Principal	Credit	Original
Margin (%)	Loans	Balance	Balance	Balance	Score	LTV
Fixed	545	$86,592,626	17.19%	$158,886	651	78.81%
1.500 - 1.999	2	626,000	0.12	313,000	685	68.69
2.000 - 2.499	108	18,593,817	3.69	172,165	688	79.18
2.500 - 2.999	117	18,330,905	3.64	156,674	672	78.20
3.000 - 3.499	286	44,367,681	8.81	155,132	710	84.05
3.500 - 3.999	336	56,684,500	11.25	168,704	704	80.20
4.000 - 4.499	64	10,848,246	2.15	169,504	675	84.44
4.500 - 4.999	59	9,016,455	1.79	152,821	686	89.84
5.000 - 5.499	208	35,725,448	7.09	171,757	661	84.30
5.500 - 5.999	342	60,912,704	12.09	178,107	631	82.21
6.000 - 6.499	377	64,583,670	12.82	171,309	618	87.38
6.500 - 6.999	256	36,728,360	7.29	143,470	595	89.92
7.000 - 7.499	130	17,919,638	3.56	137,843	594	88.12
7.500 - 7.999	141	17,617,304	3.50	124,945	599	92.43
8.000 - 8.499	108	13,402,549	2.66	124,098	584	91.75
8.500 - 8.999	78	9,163,452	1.82	117,480	569	89.76
9.000 - 9.499	14	1,657,326	0.33	118,380	585	91.22
9.500 - 9.999	4	780,985	0.16	195,246	579	86.61
10.000 - 10.499	1	59,829	0.01	59,829	610	90.00
10.500 or greater	2	126,846	0.03	63,423	554	75.93
Total	3,178	$503,738,341	100.00%	$158,508	648	83.84%

Contact Information

Bear Stearns Contacts

Name:	Telephone:	E-Mail:
Matthew Perkins Senior Managing Director	(212) 272-7977	mperkins@bear.com
Josephine Musso Associate Director	(212) 272-6033	jmusso@bear.com
Audrey Kingsley Vice President	(212) 272-0891	akingsley@bear.com
G. Scott Tabor Collateral Analyst	(212) 272-5925	gtabor@bear.com

Bear Stearns Trading Contacts

Name:	Telephone:	E-Mail:
Jeffrey Verschleiser Senior Managing Director	(212) 272-5451	jverschleiser@bear.com
Scott Eichel Senior Managing Director	(212) 272-5451	seichel@bear.com
Carol Fuller Senior Managing Director	(212) 272-4955	cfuller@bear.com
Angela Ward Vice President	(212) 272-4955	adward@bear.com

Rating Agency Contacts

Name:	Telephone:	E-Mail:
Moody's Arif Kaya Bekiroglu	(212) 553-7761	Arif.bekiroglu@moodys.com
Standard and Poor's Lacey Bigos	(212) 438-3126	Lacey_bigos@sandp.com